    As filed with the Securities and Exchange Commission on April 30, 2002

                                                              File Nos. 2-90519
                                                                       811-4007

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 51*
                                       and

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 52

                              Smith Barney Trust II*
               (Exact Name of Registrant as Specified in Charter)

                   125 Broad Street, New York, New York 10004
                    (Address of Principal Executive Officers)

        Registrant's Telephone Number, including Area Code: 800-451-2010

         Robert I. Frenkel, 100 First Stamford Place, Stamford, CT 06902
                     (Name and Address of Agent for Service)

                                    Copy to:
             Roger P. Joseph, Bingham Dana LLP, 150 Federal Street,
                           Boston, Massachusetts 02110


It is proposed that this filing will become effective on May 1, 2002 pursuant to paragraph (b) of Rule 485.

* This filing relates solely to shares of the Trust's series Smith Barney International Large Cap Fund (formerly a series of CitiFunds International Trust).

                                   PROSPECTUS
                                   ----------

                                  ------------
                                  SMITH BARNEY
                                 INTERNATIONAL
                                     LARGE
                                    CAP FUND
                                  ------------

Class A, B, L and Y Shares


May 1, 2002


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                           [logo] Smith Barney
                                  Mutual Funds
                 Your Serious Money. Professionally Managed.(SM)

   --------------------------------------------------------------------------
   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
   --------------------------------------------------------------------------

SMITH BARNEY
INTERNATIONAL LARGE CAP FUND


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CONTENTS
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Investments, risks and performance .....................................     2

More on the fund's investments .........................................    10

Management .............................................................    11

Choosing a class of shares to buy ......................................    12

Comparing the fund's classes ...........................................    14

Sales charges ..........................................................    15

More about deferred sales charges ......................................    18

Buying shares ..........................................................    19

Exchanging shares ......................................................    20

Redeeming shares .......................................................    22

Other things to know about share transactions ..........................    24

Dividends, distributions and taxes .....................................    26


Share price ............................................................    28

Financial highlights ...................................................    29

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INVESTMENTS, RISKS AND PERFORMANCE
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INVESTMENT OBJECTIVE

The fund seeks to provide long-term capital growth. Dividend income, if any, is incidental to this goal.

PRINCIPAL INVESTMENT STRATEGIES


KEY INVESTMENTS The fund invests primarily in the common stocks of foreign companies that the fund's manager believes have above-average prospects for growth, including companies in developing countries. Generally, the fund invests in a number of different countries and, under normal circumstances, the fund invests in companies in at least three foreign markets. Under normal circumstances, the fund also will invest at least 80% of its assets in large cap securities. Large cap securities are securities of issuers typically with market capitalizations of $750 million or more.


The fund usually invests in securities listed on securities exchanges, although it may also purchase securities which are not registered for sale to the general public, or, to a limited extent, securities that are not readily marketable. The fund may invest directly in foreign securities or may invest in depositary receipts.

In addition to common stocks, the fund may also invest in other securities including rights to purchase common stocks, preferred stock or warrants, and also, to a limited extent, purchase shares of other investment companies, including closed end investment companies, that invest in foreign securities.

The fund may, but is not required to, enter into forward currency transactions to buy or sell currencies at a future date. The fund may enter into these forward currency contracts to:

[] Settle transactions in securities quoted in foreign currencies

[] Attempt to protect against the economic impact of adverse changes in the value of the U.S. dollar or other currencies


SELECTION PROCESS The manager looks for the securities of well-established, large cap companies (typically with capitalizations of $750 million or more) believed to have superior management teams and histories of above-average revenues and earnings growth which appear to be reasonably valued compared to their long-term earnings potential. The manager uses fundamental analysis to find companies that it believes have growth potential, and looks first at a particular company and then at the country in which the company is located and the industry in which the company participates. The manager eliminates stocks that it believes are overpriced relative to a company's financial statements and projections. The manager then analyzes each company to find those believed to have superior management teams, solid product lines, strong competitive positioning, attractive cash flows and histories of above-average revenues and earnings growth. The manager seeks opportunities to invest in foreign economies that are growing faster than the U.S. economy.


PRINCIPAL RISKS OF INVESTING IN THE FUND

Investing in foreign issuers may involve unique risks. Some of these risks do not apply to larger more developed countries. However, these risks may be more pronounced to the extent the fund invests in emerging market countries or significantly in any one country. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

[] Foreign securities prices decline

[] Adverse governmental action or political, social, economic or market instability affects a foreign country or region

[] The currency in which a security is priced declines in value relative to the U.S. dollar


[] The manager's judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect


[] Foreign withholding taxes reduce the fund's returns

[] The economies of foreign countries grow at a slower rate than expected or experience a downturn or recession

In addition, foreign investing involves the following risks:

[] Many foreign countries the fund invests in have markets that are smaller, less liquid and more volatile than markets in the U.S. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices it considers reasonable

[] In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S.


[] Foreign equity securities may trade at price- earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities


[] Enforcing legal rights may be difficult, costly and slow and there may be special problems enforcing claims against foreign governments

[] Some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets which may prevent the fund from realizing value in U.S. dollars from its investment in foreign securities


[] There may be other governmental or non- governmental actions resulting in expropriations of assets, confiscatory taxation, and limitations on the use or transfer of assets by the fund or the issuers of securities


Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly.


On January 1, 2002, the countries participating in the European Economic and Monetary Union (EMU) adopted the euro as their sole currency. The consequences of that conversion are currently unclear. Among other things, EMU entails sharing an official interest rate and adhering to limits on government borrowing by participating countries. EMU is driven by the expectation of economic benefits; however, there are significant risks associated with EMU. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions.

The fund's growth-oriented investment style may increase the risks of investing in the fund. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends.


To the extent that the fund enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund's holdings, or if the counterparty defaults. Such transactions may also prevent the fund from realizing profits on favorable movements in exchange rates. The fund's ability to use currency exchange contracts successfully depends on a number of factors, including the contracts being available at prices that are not too costly, the availability of liquid markets, and the ability of the manager to accurately predict the direction of changes in currency exchange rates.

See page 10 for more information about the fund's investments and the risks of investing in the fund.

WHO MAY WANT TO INVEST The fund may be an appropriate investment if:


[] You want to direct a portion of your overall investment portfolio to securities of non-U.S. companies and you are prepared to accept the risks of international investing


[] You are prepared to accept significant fluctuations in share price and possible losses

[] You are not seeking current income

[] Your investment horizon is longer term -- typically at least five years

RISK RETURN BAR CHART


This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This bar chart shows the performance of the fund's Class A shares for each of the past 10 calendar years. Class B, L and Y shares have different performance because of their different expenses. The chart does not reflect sales charges, which would reduce your return. The chart does reflect certain fee waivers or reimbursements, which if reduced or eliminated may cause the fund's performance to go down.


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                       TOTAL RETURN FOR CLASS A SHARES
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                1992                                (1.45)%
                1993                                29.82%
                1994                               (11.46)%
                1995                                18.08%
                1996                                 2.59%
                1997                                 5.15%
                1998                                17.62%
                1999                                35.66%
                2000                               (24.82)%
                2001                               (21.13)%

QUARTERLY RETURNS (for the years covered by the bar chart):*

Highest: 28.09% in 4th quarter 1999; Lowest: -14.21% in 1st quarter 2001.

* The returns shown for Class A shares include returns for periods before the creation of share classes on January 4, 1999.

RISK RETURN TABLE


This table compares the before- and after-tax average annual total return of the fund's Class A shares for the periods shown with that of the MSCI EAFE Index. After-tax returns for all other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. This table also compares the before- tax average annual total returns of the other fund classes with those of the MSCI EAFE Index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. After- tax returns are only for Class A shares and the after-tax returns for other classes will vary. This table assumes the maximum sales load applicable to the respective classes, redemption of shares at the end of the period and the reinvestment of distributions and dividends.

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                                        AVERAGE ANNUAL TOTAL RETURNS
                                  CALENDAR YEARS ENDED DECEMBER 31, 2001
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                                                                                  SINCE          INCEPTION
                                          1 YEAR       5 YEARS     10 YEARS     INCEPTION           DATE

CLASS A
  Return before taxes                    -25.08%       -1.16%        2.61%         n/a              3/1/91
  Return after taxes on
  distributions                          -25.26%       -3.33%        0.84%         n/a
  Return after taxes on
  distributions and sale of
  fund shares                            -15.31%       -1.68%        1.41%         n/a
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OTHER CLASSES
(Return before taxes only)
Class B                                  -25.67%         n/a          n/a        - 9.36%            1/4/99
Class L                                  -23.17%         n/a          n/a        -23.67%           9/22/00
Class Y*                                   n/a           n/a          n/a          n/a                *
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MSCI EAFE Index**                        -21.21%        1.17%        4.76%         n/a              ***

  * No Class Y shares were outstanding on December 31, 2001.
 ** Index performance reflects no deductions for fees, expenses or taxes.
*** The total returns of the MSCI EAFE Index since the inception of each of Class B and L is -5.47%
    and -18.45%, repsectively.


FEE TABLE


This table sets forth the fees and expenses you may pay if you invest in fund shares.

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                               SHAREHOLDER FEES
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(FEES PAID DIRECTLY FROM
YOUR INVESTMENT)                    CLASS A     CLASS B    CLASS L   CLASS Y
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)          5.00%          None      1.00%      None

Maximum deferred sales charge
(load) (as a % of the lower of net
asset value at purchase or
redemption)                          None(1)      5.00%      1.00%      None

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                      ANNUAL FUND OPERATING EXPENSES(2)
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(EXPENSES DEDUCTED FROM
FUND ASSETS)                       CLASS A   CLASS B       CLASS L  CLASS Y(3)

Management fee                      0.85%     0.85%      0.85%       0.85%
Distribution (12b-1) fees
(includes service fees)             0.25%     1.00%      1.00%        None

Other expenses                      1.21%     1.21%      1.21%       1.21%
Total annual fund
operating expenses*                 2.31%     3.06%      3.06%       2.06%

 *Because of voluntary waivers
  and/or reimbursements, actual
  total operating expenses are
  expected to be:                   1.75%     2.50%      2.35%       1.35%

These fee waivers and reimbursements may be reduced or terminated at any time.
(1) You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(2) Based on current fees and expenses.
(3) For Class Y shares, "Other expenses" have been estimated based on expenses incurred by Class A shares because no Class Y shares were outstanding during the fund's last fiscal year.

EXAMPLE


This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[] You invest $10,000 in the fund for the periods shown

[] Your investment has a 5% return each year - the assumption of a 5% return is required by the SEC for the purposes of this example and is not a prediction of the fund's future performance

[] You reinvest all distributions and dividends without a sales charge

[] The fund's operating expenses, without waivers, remain the same

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                     NUMBER OF YEARS YOU OWN YOUR SHARES
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                                      1 YEAR    3 YEARS    5 YEARS      10 YEARS


Class A (with or without redemption)   $722     $1,185      $1,673       $3,013
Class B (redemption at end of period)  $809     $1,245      $1,706       $3,200
Class B (no redemption)                $309     $  945      $1,606       $3,200
Class L (redemption at end of period)  $506     $1,036      $1,690       $3,440
Class L (no redemption)                $406     $1,036      $1,690       $3,440
Class Y (with or without redemption)   $209     $  646      $1,108       $2,390

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MORE ON THE FUND'S INVESTMENTS
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Although the fund invests primarily in equity securities, it may, but is not required to, invest in other foreign securities including debt securities and convertible securities.

DEBT SECURITIES Long-term debt securities must be investment grade when the fund purchases them meaning they must be rated Baa by Moody's or BBB by Standard & Poor's, or if unrated, of comparable quality in the manager's opinion. After the fund buys a bond, if the credit quality of the bond deteriorates below investment grade, the fund may continue to hold the bond, commonly known as a junk bond, but the manager will consider the change in rating in deciding whether to keep the security. Generally, the value of debt securities will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest. The prices of lower rated securities, especially junk bonds, often are more volatile than those of higher rated securities, and the security may be difficult to sell.


CONVERTIBLE SECURITIES Convertible securities, which are debt securities that may be converted into stock, are subject to the market risks of stocks as well as the risks of debt securities.


PORTFOLIO TURNOVER The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance. The "Financial highlights" section of this Prospectus shows the fund's historical portfolio turnover rate.

CASH MANAGEMENT The fund may hold cash pending investment, and may invest in money market instruments, repurchase agreements and reverse repurchase agreements for cash management purposes.


DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and in short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information ("SAI"). However, the fund may not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals, which are not described here.

The fund's goals and strategies may be changed without shareholder approval.

REORGANIZATION Shareholders of the fund recently approved the reorganization of the fund into a newly created series of Smith Barney Trust II. The reorganization took place on April 30, 2002. Please note that information in this prospectus relates to the fund both before and after the reorganization.

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MANAGEMENT
-------------------------------------------------------------------------------

MANAGER The fund's investment manager is Citi Fund Management Inc., 100 First Stamford Place, Stamford, Connecticut 06902. The manager selects the fund's investments, oversees its operations and provides administrative services to the fund. The manager is an affiliate of Citigroup Inc. Citigroup businesses provide a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

The manager was established in 2001 to take over the mutual fund-related investment advisory operations of Citibank, N.A. and together with Citibank affiliates in New York, London, Frankfurt, Tokyo and Hong Kong provide a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world.

Citigroup affiliates, including their directors, officers or employees, may have banking and investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use material inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. Citigroup affiliates may have loans outstanding that are repaid with proceeds of securities purchased by the fund.

Matthew Bowyer has managed the fund since February 1999. Mr. Bowyer is a Senior Portfolio Manager and Cross Border Equity Strategist who has been responsible for managing global equity and balanced portfolios since mid-1996. From 1995 through mid-1996 he ran a quantitative research group, providing portfolio and market analysis to Citibank's equity and fixed income teams in London. Mr. Bowyer has 15 years of investment management experience at Citibank and its affiliates.

MANAGEMENT FEE For the fund's fiscal year ended December 31, 2001, Citibank, the Fund's manager until March 31, 2001, and Citi Fund Management Inc., the Fund's manager starting on April 1, 2001, did not receive management fees, after waivers.

SERVICE PLANS The fund has adopted Rule 12b-1 service plans for its Class A, B and L shares. Under each plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT Travelers Bank & Trust, fsb (formerly known as Citi Fiduciary Trust Company) serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub- transfer agent"). The sub-transfer agent will perform certain shareholder record keeping and accounting services.


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CHOOSING A CLASS OF SHARES TO BUY
-------------------------------------------------------------------------------

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.


[] If you plan to invest regularly or in large amounts, buying Class A or, if you meet the minimum investment, Class Y shares may help you reduce sales charges and ongoing expenses


[] For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well

[] Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors

You may buy shares from:

[] Certain broker-dealers, financial intermediaries, financial institutions or a distributor's financial consultants (each called a "Service Agent")

[] The fund, but only if you are investing through certain qualified plans or Service Agents


All funds and classes of shares are not available through all Service Agents. You should consult your Service Agent for further information.


INVESTMENT MINIMUMS Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

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                                              INITIAL                ADDITIONAL
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                                  CLASSES A, B, L      CLASS Y      ALL CLASSES

General                               $1,000         $15 million        $50

IRAs, Self Employed Retirement
Plans, Uniform Gift to Minor
Accounts                              $  250         $15 million        $50

Qualified Retirement
Plans*                                $   25         $15 million        $25
Simple IRAs                           $    1             n/a            $ 1
Monthly Systematic
Investment Plans                      $   25             n/a            $25
Quarterly Systematic
Investment Plans                      $   50             n/a            $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans

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COMPARING THE FUND'S CLASSES
-------------------------------------------------------------------------------

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

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                CLASS A         CLASS B         CLASS L         CLASS Y
-------------------------------------------------------------------------------

KEY FEATURES    []  Initial     []  No initial  []  Initial     []  No initial
                    sales           sales           sales           or deferred
                    charge          charge          charge is       sales
                []  You may     []  Deferred        lower than      charge
                    qualify         sales           Class A     []  Must
                    for             charge      []  Deferred        invest at
                    reduction       declines        sales           least $15
                    or waiver       over time       charge for      million
                    of initial  []  Converts        only 1      []  Lower
                    sales           to Class A      year            annual
                    charge          after 8     []  Does not        expenses
                []  Lower           years           convert to      than the
                    annual      []  Higher          Class A         other
                    expenses        annual      []  Higher          classes
                    than Class      expenses        annual
                    B and           than            expenses
                    Class L         Class A         than Class A

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INITIAL SALES
CHARGE              Up to           None            1.00%           None
                    5.00%;
                    reduced
                    for large
                    purchases
                    and waived
                    for
                    certain
                    investors.
                    No charge
                    for
                    purchases
                    of
                    $1,000,000
                    or more

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DEFERRED SALES
CHARGE              1.00% on        Up to           1.00% if        None
                    purchases       5.00%           you redeem
                    of              charged         within 1
                    $1,000,000      when you        year of
                    or more if      redeem          purchase
                    you redeem      shares.
                    within 1        The charge
                    year of         is reduced
                    purchase        over time
                                    and there
                                    is no
                                    deferred
                                    sales
                                    charge
                                    after 6
                                    years
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ANNUAL
DISTRIBUTION
AND SERVICE FEES    0.25% of        1.00% of        1.00% of        None
                    average         average         average
                    daily           daily           daily
                    net assets      net assets      net assets


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EXCHANGEABLE
INTO*               Class A         Class B         Class L         Class Y
                    shares          shares          shares          shares
                    of most         of most         of most         of most
                    Smith           Smith           Smith           Smith
                    Barney          Barney          Barney          Barney
                    funds           funds           funds           funds

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* Ask your Service Agent for the Smith Barney funds available for exchange.

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SALES CHARGES
-------------------------------------------------------------------------------

CLASS A SHARES

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge that you pay, depending on the amount that you purchase.


The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions Service Agents that sell shares of the fund receive. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.


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                                                                     BROKER/
                                       SALES CHARGE AS A % OF         DEALER
                                    --------------------------      COMMISSION
                                     OFFERING      NET AMOUNT       AS A % OF
AMOUNT OF PURCHASE                   PRICE (%)    INVESTED (%)    OFFERING PRICE
-------------------------------------------------------------------------------

Less than $25,000                      5.00           5.26             4.50
$25,000 but less than $50,000          4.25           4.44             3.83
$50,000 but less than $100,000         3.75           3.90             3.38
$100,000 but less than $250,000        3.25           3.36             2.93
$250,000 but less than $500,000        2.75           2.83             2.48
$500,000 but less than $1,000,000      2.00           2.04             1.80
$1,000,000 or more                      -0-           -0-           up to 1.00

INVESTMENTS OF $1,000,000 OR MORE You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

QUALIFYING FOR A REDUCED CLASS A SALES CHARGE There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.


ACCUMULATION PRIVILEGE -- lets you combine the current value of Class A shares owned

[] by you, or


[] by members of your immediate family

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.


LETTER OF INTENT -- lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.


WAIVERS FOR CERTAIN CLASS A INVESTORS Class A initial sales charges are waived for certain types of investors, including:

[] Employees of NASD members


[] Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup


[] Investors who redeemed the same number of Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified


If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").


CLASS B SHARES


You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of your payment you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.


-------------------------------------------------------------------------------
YEAR AFTER PURCHASE      1ST     2ND     3RD     4TH     5TH     6TH THROUGH 8TH
-------------------------------------------------------------------------------

Deferred sales charge    5%       4%      3%      2%      1%            0%


Service Agents selling Class B shares receive a commission of up to 4.50% of the purchase price of the Class B shares that they sell, except for sales exempt from the deferred sales charge. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares that they have sold.

CLASS B CONVERSION After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:


-------------------------------------------------------------------------------
                   SHARES ISSUED:
SHARES ISSUED:     ON REINVESTMENT OF                 SHARES ISSUED:
AT INITIAL         DIVIDENDS AND                      UPON EXCHANGE FROM ANOTHER
PURCHASE           DISTRIBUTIONS                      SMITH BARNEY FUND
-------------------------------------------------------------------------------


Eight years        In same proportion as the number   On the date the shares
after the          of Class B shares converting is    originally acquired would
date of            to total Class B shares you own    have converted into Class
purchase           (excluding shares issued as a      A shares
                   dividend)

CLASS L SHARES (AVAILABLE THROUGH CERTAIN SERVICE AGENTS)

You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1.00% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you held Class C shares of any Smith Barney fund on June 12, 1998, you will not pay an initial sales charge on Class L shares of the fund you may buy before June 22, 2003.

Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the 13th month after purchase, Service Agents also will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares serviced by them.

CLASS Y SHARES (AVAILABLE THROUGH CERTAIN SERVICE AGENTS)


You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest $5,000,000.

-------------------------------------------------------------------------------
MORE ABOUT DEFERRED SALES CHARGES
-------------------------------------------------------------------------------

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

[] Shares exchanged for shares of another Smith Barney fund

[] Shares representing reinvested distributions and dividends

[] Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

DEFERRED SALES CHARGE WAIVERS

The deferred sales charge for each share class will generally be waived:

[] On payments made through certain systematic withdrawal plans

[] On certain distributions from a retirement plan

[] For involuntary redemptions of small account balances

[] For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

-------------------------------------------------------------------------------
BUYING SHARES
-------------------------------------------------------------------------------

Through a Service Agent  You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

                         If you do not provide the following information, your order will be rejected:

                         []  Class of shares being bought

                         []  Dollar amount or number of shares being bought

                         Your Service Agent may charge an annual account maintenance fee.
--------------------------------------------------------------------------------


       Through the fund  Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.


                         []  Write to the fund at the following address:

                               SMITH BARNEY INTERNATIONAL LARGE CAP FUND
                               (SPECIFY CLASS OF SHARES)
                               c/o PFPC GLOBAL FUND SERVICES
                               P.O. BOX 9699
                               PROVIDENCE, RI 02940-9699

                         [] Enclose a check to pay for the shares. For initial purchases, complete and send an account application


                         [] For more information, call Smith Barney Shareholder Services at 1-800-451-2010.


--------------------------------------------------------------------------------


   Through a systematic  You may authorize your Service Agent or the transfer investment plan  agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.


                         [] Amounts transferred should be at least $25 monthly or $50 quarterly


                         [] If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee


                         For more information, contact your Service Agent or the transfer agent or consult the SAI.

-------------------------------------------------------------------------------
EXCHANGING SHARES
-------------------------------------------------------------------------------


  Smith Barney offers a You should contact your Service Agent to exchange distinctive family of into other Smith Barney funds. Be sure to read the funds tailored to help prospectus of the Smith Barney fund into which you meet the varying needs are exchanging. An exchange is a taxable transaction.
of both large and small
              investors  []  You may exchange shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.

                         [] Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

                         [] Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made. Your shares will not be subject to an initial sales charge at the time of the exchange.

                         [] If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

                         [] The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.


-------------------------------------------------------------------------------

   Waiver of additional Your shares will not be subject to an initial sales sales charges charge at the time of the exchange.


                         Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.


-------------------------------------------------------------------------------


           By telephone  If you do not have a brokerage account with a Service
                         Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange ("NYSE") is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.


                         You can make telephone exchanges only between accounts that have identical registrations.

-------------------------------------------------------------------------------

                By mail If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

-------------------------------------------------------------------------------
REDEEMING SHARES
-------------------------------------------------------------------------------

              Generally  Contact your Service Agent to redeem shares of the fund.


                         If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.


                         If the shares are held by a fiduciary or corporation, other documents may be required.

                         Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                         If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

--------------------------------------------------------------------------------

                By mail For accounts held directly at the fund, send written requests to the fund at the following address:


                             SMITH BARNEY INTERNATIONAL LARGE CAP FUND
                             (SPECIFY CLASS OF SHARES)
                             c/o PFPC GLOBAL FUND SERVICES
                             P.O. BOX 9699
                             PROVIDENCE, RI 02940-9699


                         Your written request must provide the following:


                         []  The fund name and account number


                         [] The class of shares and the dollar amount or number of shares to be redeemed

                         [] Signatures of each owner exactly as the account is registered

-------------------------------------------------------------------------------


           By telephone  If you do not have a brokerage account with a Service
                         Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

                         Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer
                         (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or an electronic transfer
                         (ACH).


-------------------------------------------------------------------------------

         Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1.00% per month of the value of your shares subject to a deferred sales charge.

                         The following conditions apply:

                         []  Your shares must not be represented by certificates

                         []  All dividends and distributions must be reinvested

                         For more information, contact your Service Agent or consult the SAI.

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OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS
-------------------------------------------------------------------------------


When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed:


[] Name of the fund

[] Account number

[] Class of shares being bought, exchanged or redeemed

[] Dollar amount or number of shares being bought, exchanged or redeemed

[] Signature of each owner exactly as the account is registered


The transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking a caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor the transfer agent will bear any liability for such transactions.


SIGNATURE GUARANTEES To be in good order, your redemption request must include a signature guarantee if you:


[] Are redeeming over $50,000

[] Are sending signed share certificates or stock powers to the sub-transfer agent


[] Instruct the sub-transfer agent to mail the check to an address different from the one on your account

[] Changed your account registration

[] Want the check paid to someone other than the account owner(s)

[] Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

[] Suspend the offering of shares

[] Waive or change minimum and additional investment amounts

[] Reject any purchase or exchange order

[] Change, revoke or suspend the exchange privilege

[] Suspend telephone transactions

[] Suspend or postpone redemptions of shares on any day when trading on the New
   York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission

[] Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities


SMALL ACCOUNT BALANCES/MANDATORY REDEMPTIONS If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent, the transfer agent or consult the SAI.

EXCESSIVE EXCHANGE TRANSACTIONS The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.


SHARE CERTIFICATES The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.


RECORD OWNERSHIP If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts. For these purposes, a distributor's financial consultants are not considered Service Agents.

-------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

DIVIDENDS The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Service Agent, transfer agent or sub- transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.


TAXES In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.


-------------------------------------------------------------------------------
TRANSACTION                               FEDERAL TAX STATUS
-------------------------------------------------------------------------------

Redemption or exchange of shares          Usually capital gain or loss; long-
                                          term only if shares owned more than
                                          one year


Long-term capital gain distributions      Long-term capital gain

Short-term capital gain distributions     Ordinary income

Dividends                                 Ordinary income


Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

The fund may pay foreign income taxes in connection with its investments. If it qualifies and elects to "pass-through" such taxes to its shareholders, you will be treated as having received an additional distribution equal to your pro rata share of those taxes and may then be eligible to take a credit on your personal return for, or, if you itemize your deductions, to deduct, that part of those taxes.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

-------------------------------------------------------------------------------
SHARE PRICE
-------------------------------------------------------------------------------


You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, plus any applicable sales charge. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange ("NYSE") is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund invests in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.

The fund generally values its fund securities based on market prices or quotations. When reliable market prices or quotations are not readily available, the fund may price those securities using fair value procedures approved by the fund's board. The fund may also use fair value procedures to price securities if a significant event occurs between the time at which a market price is determined but prior to the time at which the fund's net asset value is calculated. A fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than another fund using its own fair value procedures to price the same securities.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the sub-transfer agent before the sub-transfer agent's close of business.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single Class A, Class B and Class L fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on a fund share assuming investment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Statement of Assets and Liabilities, Statement of Operations and Statement of Changes in Net Assets for the periods presented in the 2001 Annual Report to Shareholders and the Notes to Financial Statements included in the Annual Report, is incorporated by reference in the Statement of Additional Information and is available upon request. No information is provided for Class Y shares because that class had no outstanding shares as of December 31, 2001.



-----------------------------------------------------------------------------------------------------------------------------
                                                                              CLASS A SHARES
-----------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------------
                                                     2001             2000             1999             1998             1997
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $10.91           $15.92           $12.60           $11.42           $11.79
-----------------------------------------------------------------------------------------------------------------------------
Income from operations:
  Net investment income (loss)                     (0.013)          (0.093)          (0.077)+         (0.009)+          0.004+
  Net realized and unrealized gain (loss)          (2.291)          (3.858)           4.452            1.996            0.592+
-----------------------------------------------------------------------------------------------------------------------------
Total from operations                              (2.304)          (3.951)           4.375            1.987            0.596
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                            (0.015)              --               --           (0.008)          (0.025)
  In excess of net investment income                   --               --               --           (0.001)              --
  Net realized gain                                (0.021)          (1.059)          (1.055)          (0.798)          (0.941)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                (0.036)          (1.059)          (1.055)          (0.807)          (0.966)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 8.57           $10.91           $15.92           $12.60           $11.42
-----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
   Net assets, end of period (000's omitted)      $19,767          $27,365          $25,058          $21,132          $18,333
   Ratio of expenses to average net assets (A)      1.75%            1.75%            1.75%            1.75%            1.75%
 Ratio of net investment income (loss) to
   average net assets                              (0.13%)         (0.91)%          (0.49)%          (0.17)%            0.03%
-----------------------------------------------------------------------------------------------------------------------------
Total return                                     (21.13)%         (24.82)%           35.66%           17.62%            5.15%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (B)                                96%             118%              68%             118%              99%+
-----------------------------------------------------------------------------------------------------------------------------

Note: If agents of the fund for the periods indicated had not voluntarily waived a portion of their fees, the net investment income (loss) per share and the ratios would have been as follows:

Net investment loss per share                    $(0.113)         $(0.109)         $(0.210)         $(0.011)         $(0.004)+
Ratios:
  Expenses to average net assets (A)               2.76%            1.91%            1.90%            1.80%            1.82%
  Net investment loss to average
    net assets                                    (1.14)%          (1.07)%          (0.64)%          (0.22)%          (0.04)%
------------------------------------------------------------------------------------------------------------------------------

  + The per share amounts were computed using a monthly average number of shares outstanding during the year.

(A) Prior to November 1, 2001, the fund invested substantially all of its investable assets in International Equity
    Portfolio. Includes the fund's share of International Equity Portfolio allocated expenses for the periods indicated.

(B) Portfolio turnover prior to November 2001 is for shares of the International Equity Portfolio, which was the fund's only investment at that time.

-------------------------------------------------------------------------------
                                 CLASS B SHARES
-------------------------------------------------------------------------------
                                                              JANUARY 4, 1999
                                                               (COMMENCEMENT
                                YEAR ENDED DECEMBER 31,        OF OPERATIONS)
                                ----------------------               TO
                                     2001         2000        DECEMBER 31, 1999
-------------------------------------------------------------------------------
Net asset value, beginning of
  period                           $10.73       $15.81              $12.87
-------------------------------------------------------------------------------
Income from operations:
  Net investment loss              (0.076)      (0.174)             (0.095)
  Net realized and unrealized
    gain (loss)                    (2.258)      (3.847)              4.090
-------------------------------------------------------------------------------
Total from operations              (2.334)      (4.021)              3.995
-------------------------------------------------------------------------------
Less distributions from:
  Net Investment Income            (0.015)        --                  --
  Net realized gain                (0.021)      (1.059)             (1.055)
-------------------------------------------------------------------------------
Net asset value, end of period     $ 8.36       $10.73              $15.81
-------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted)                  $348         $434                $323
  Ratio of expenses to average
    net assets (A)                   2.50%        2.50%               2.50%*
  Ratio of net investment loss to
    average net assets              (0.85)%      (1.60)%             (1.24)%*
-------------------------------------------------------------------------------
Total return                       (21.76)%     (25.44)%             31.95%**
-------------------------------------------------------------------------------
Portfolio turnover (B)                 96%         118%                 68%***
-------------------------------------------------------------------------------
Note: If agents of the fund for the periods indicated had not voluntarily waived a portion of their fees the net investment loss per share and the ratios would have been as follows:

Net investment loss per share     $(0.169)     $(0.192)            $(0.108)
Ratios:
  Expenses to average net assets
    (A)                              3.51%        2.66%               2.70%*
  Net investment loss to average
    net assets                      (1.86)%      (1.76)%             (1.44)%*
-------------------------------------------------------------------------------
  * Annualized.
 ** Not annualized.
*** For the year ended December 31, 1999.
(A) Prior to November 1, 2001, the fund invested substantially all of its assets in International Equity Portfolio. Includes the fund's share of International Equity Portfolio allocated expenses for the periods indicated.
(B) Portfolio turnover prior to November 2001 is for shares of the International Equity Portfolio, which was the fund's only investment at that time.

-------------------------------------------------------------------------------
                                 CLASS L SHARES
-------------------------------------------------------------------------------
                                                         SEPTEMBER 22, 2000
                                                              (COMMENCEMENT
                                          YEAR ENDED      OF OPERATIONS) TO
                                   DECEMBER 31, 2001      DECEMBER 31, 2000
-------------------------------------------------------------------------------
Net asset value, beginning of period          $11.17                 $13.20
-------------------------------------------------------------------------------
Income from operations:
  Net investment loss                         (0.333)                (0.014)
  Net realized and unrealized loss            (2.080)                (1.147)
-------------------------------------------------------------------------------
Total from operations                         (2.413)                (1.161)
-------------------------------------------------------------------------------
Less distributions from:
  Net Investment Income                       (0.016)                  --
  Net realized gain                           (0.021)                (0.869)
-------------------------------------------------------------------------------
Total distributions                           (0.037)                (0.869)
-------------------------------------------------------------------------------
Net asset value, end of period                $ 8.72                 $11.17
-------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000's omitted)     $699                   $105
  Ratio of expenses to average net assets
    (A)                                         2.35%                  2.35%*
  Ratio of net investment loss to average
    net assets                                 (0.77)%                (1.84)%*
-------------------------------------------------------------------------------
Total return                                  (21.61)%                (8.50)%**
-------------------------------------------------------------------------------
Portfolio turnover (B)                            96%                   118%***
-------------------------------------------------------------------------------
Note: If agents of the fund for the periods indicated had not voluntarily waived a portion of their fees the net investment loss per share and the ratios would have been as follows:

  Net investment loss per share              $(0.380)             $(0.019)
  Ratios:
    Expenses to average net assets (A)          3.35%                3.00%*
    Net investment loss to average net
      assets                                   (1.77)%              (2.49)%*
-------------------------------------------------------------------------------
  * Annualized.
 ** Not annualized.
*** For the year ended December 31, 2000.
(A) Prior to November 1, 2001, the fund invested substantially all of its assets in International Equity Portfolio. Includes the fund's share of International Equity Portfolio allocated expenses.
(B) Portfolio turnover prior to November 2001 is for shares of the International Equity Portfolio, which was the fund's only investment at that time.

                     [This Page Intentionally Left Blank]

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[logo] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(SM)


SMITH BARNEY
INTERNATIONAL
LARGE CAP FUND


SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance.

STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Travelers Bank & Trust, fsb at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


Your Serious Money. Profesionally
Managed. is a service mark of
Salomon Smith Barney Inc.

(Investment Company Act file no. 811-4007)
FD02534   4/02

                                                                    Statement of
                                                          Additional Information
                                                                     May 1, 2002


SMITH BARNEY(SM) INTERNATIONAL LARGE CAP FUND


    Smith Barney(SM) International Large Cap Fund (the "fund") is a series of Smith Barney Trust II (the "trust"). The trust is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The address and telephone number of the trust are 125 Broad Street, New York, New York 10004, (800) 451-2010.

    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE FUND'S MANAGER OR ANY OF ITS AFFILIATES, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


TABLE OF CONTENTS                                                         PAGE
-----------------                                                         ----
 1. The Trust ...........................................................    2

 2. Investment Objective and Policies ...................................    2
 3. Description of Permitted Investments and Investment Practices .......    2
 4. Investment Restrictions .............................................    9
 5. Performance Information .............................................   10
 6. Determination of Net Asset Value; Valuation of Securities ...........   13
 7. Additional Information on the Purchase and Sale of Fund Shares and
    Shareholder Programs ................................................   14
 8. Management ..........................................................   23
 9. Portfolio Transactions ..............................................   36
10. Description of Shares, Voting Rights and Liabilities ................   37
11. Tax Matters .........................................................   38
12. Financial Statements ................................................   40

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the fund's Prospectus, dated May 1, 2002, by which shares of the fund are offered. This Statement of Additional Information should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page 38 hereof. These financial statements can be found in the fund's Annual Report to Shareholders. An investor may obtain copies of the fund's Prospectus and Annual Report without charge by contacting certain financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that sell shares of the fund, contacting the transfer agent at 1-800-451-2010, or writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE TRUST


    Smith Barney Trust II is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The trust was called CitiFunds Trust II prior to April 24, 2001 and Landmark Funds II prior to January 7, 1998. This Statement of Additional Information describes Smith Barney International Large Cap Fund (the "fund"), which is a series of the trust. Prior to September 11, 2000 the fund was called CitiFunds International Growth Portfolio; prior to October 5, 1998, the fund was called CitiFunds International Equity Portfolio; and prior to March 2, 1998 the fund was called Landmark International Equity Fund. Prior to April 30, 2002, the fund was organized as a series of CitiFunds International Trust. CitiFunds International Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on August 7, 1990. References in this Statement of Additional Information to the "Prospectus" of the fund are to the Prospectus, dated May 1, 2002.

    The fund is a diversified fund. The fund is permitted to seek its investment objectives by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act"), the rules and regulations thereunder, and exemptive orders granted under the 1940 Act. Under the 1940 Act, a diversified management investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer.

    Citi Fund Management Inc. ("CFM" or the "manager") is the investment manager to the fund. The manager manages the investments of the fund from day to day in accordance with the fund's investment objectives and policies. The selection of investments for the fund and the way it is managed depend on the conditions and trends in the economy and the financial marketplaces. CFM also provides certain administrative services to the fund.

    Shares of the fund are continuously sold by Salomon Smith Barney, Inc., the fund's distributor ("Salomon Smith Barney" or the "distributor"). Shares may be purchased from the fund's distributor, or from certain financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers (called "service agents"). The distributor and service agents may receive fees from the fund pursuant to Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act.

                    2.  INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the fund is to promote long-term capital growth. Dividend income, if any, is incidental to this investment objective.

    The fund's Prospectus contains a discussion of the principal investment strategies of the fund and the principal risks of investing in the fund. The following supplements the information contained in the fund's Prospectus concerning the fund's investment policies and techniques.

    The policies described herein and those described below under "Description of Permitted Investments and Investment Practices" are not fundamental and may be changed without shareholder approval.

    Of course, there can be no assurance that the fund will achieve its objective.

    Under normal circumstances, the fund invests at least 80% of its net assets in large cap securities (securities of issuers typically with market capitalizations of $750 million or more). Although this specific investment policy may be changed without shareholder approval, the fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in this policy.

    Certain of the fund's investment restrictions described below under "Investment Restrictions" are fundamental and cannot be changed without shareholder approval.

                   3.  DESCRIPTION OF PERMITTED INVESTMENTS
                           AND INVESTMENT PRACTICES

    The fund may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in the Prospectus. The selection of investments and the utilization of investment techniques depend on, among other things, the manager's investment strategies for the fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager's opinion, make economic sense.


    The Prospectus contains a discussion of the principal investment strategies of the fund and the principal risks of investing in the fund. The following supplements the information contained in the Prospectus concerning the investment policies and techniques of the fund. The policies described herein are not fundamental and may be changed without shareholder approval.


    Generally, the fund invests in a number of different countries and, under normal circumstances, the fund invests in at least three foreign markets. While the fund's policy is to invest primarily in common stocks of companies organized outside the United States ("non-U.S. issuers") believed to possess better than average prospects for growth, appreciation may be sought in other types of securities, principally of non-U.S. issuers, such as fixed income securities, convertible and non-convertible bonds, preferred stocks and warrants, when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. There is no formula as to the percentage of assets that may be invested in any one type of security.


REPURCHASE AGREEMENTS


    The fund may invest in repurchase agreements collateralized by securities in which the fund may otherwise invest. Repurchase agreements are agreements by which the fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof) (the "NYSE")) at an agreed-upon date within a number of days (frequently overnight and usually not more than seven days) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. The fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although the fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the fund are fully collateralized, with such collateral being marked to market daily. In the event of the bankruptcy of the other party to a repurchase agreement, the fund could experience delays in recovering the resale price. To the extent that, in the meantime, the value of the securities purchased has decreased, the fund could experience a loss.



REVERSE REPURCHASE AGREEMENTS


    The fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the fund and the agreement by the fund to repurchase the securities at an agreed-upon price, date and interest payment. When the fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be segregated. The segregation of assets could impair the fund's ability to meet its current obligations or impede investment management if a large portion of the fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing by the fund. In the event of the bankruptcy of the other party to a reverse repurchase agreement, the fund could experience delays in recovering the securities sold. To the extent that, in the meantime, the value of the securities sold has increased, the fund could experience a loss.

ETFS OR EXCHANGE TRADED FUNDS

    The fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the fund exposure to the securities comprising the index on which the ETF is based, and the fund will gain or lose value depending on the performance of the index.

    Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the fund intends to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index based ETFs tend to closely track the actual net asset value of the underlying portfolios. In the future, as new products become available, the fund may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the fund trades at a discount to net asset value, the fund could lose money even if the securities in which the ETF invests go up in value.


RULE 144A SECURITIES


    Consistent with applicable investment restrictions, the fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). However, the fund will not invest more than 15% of its net assets (taken at market value) in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale and Rule 144A securities, unless, in the case of Rule 144A securities, the board of trustees determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The trustees have adopted guidelines and, subject to oversight by the trustees, have delegated to the manager the daily function of determining and monitoring liquidity of Rule 144A securities.

PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS


    The fund may invest up to 15% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price.

CONVERTIBLE SECURITIES

    The fund may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

    In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

SECURITIES OF NON-U.S. ISSUERS


    The fund invests in securities of non-U.S. issuers. Investing in securities issued by foreign governments or by companies whose principal business activities are outside the United States may involve significant risks not present in U.S. investments. For example, the value of such securities fluctuates based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about non-U.S. issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Non-U.S. issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Investments in securities of non-U.S. issuers also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of other countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

    It is anticipated that in most cases the best available market for securities of non-U.S. issuers would be on exchanges or in over-the-counter markets located outside the U.S. Non-U.S. securities markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some non-U.S. issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Non-U.S. security trading practices, including those involving securities settlement where the fund's assets may be released prior to receipt of payments, may expose the fund to increased risk in the event of a failed trade or the insolvency of a non-U.S. broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of non-U.S. securities exchanges, brokers and listed companies than in the U.S.


    The fund may invest in issuers located in developing countries, which are generally defined as countries in the initial stages of their industrialization cycles with lower per capita income. All of the risks of investing in non-U.S. securities are heightened by investing in issuers in developing countries. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries with more mature economies; such markets often have provided higher rates of return, and greater risks, to investors. These heightened risks include (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (ii) the small current size of markets for securities of issuers based in developing countries and the currently low or non-existent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures. Such characteristics can be expected to continue in the future.

    The costs attributable to non-U.S. investing, such as the costs of maintaining custody of securities in non-U.S. countries, frequently are higher than those involved in U.S. investing. As a result, the operating expense ratio of the fund may be higher than that of investment companies investing exclusively in U.S. securities.


    Subject to applicable statutory and regulatory limitations, assets of the fund may be invested in shares of other investment companies. The fund may invest in closed-end investment companies which primarily hold securities of non-U.S. issuers. Investments in closed-end investment companies which primarily hold securities of non-U.S. issuers may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.


    American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of non-U.S. issuers provide an alternative method for the fund to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement. ADRs, EDRs and GDRs are subject to many of the same risks that apply to other investments in non-U.S. securities.

    ADRs, EDRs, and GDRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.

    The fund may invest in securities of non-U.S. issuers that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than securities of non-U.S. issuers of the same class that are not subject to such restrictions.

EURO CONVERSION


    The fund may invest in securities of issuers in European countries. Certain European countries have joined the European Economic and Monetary Union (EMU). On January 1, 2002, each of the countries participating in EMU adopted the euro as its sole currency. The consequences of euro conversion for foreign exchange rates, interest rates and the value of European securities held by the fund are presently unclear. European financial markets, and therefore, the fund, could be adversely affected if the euro conversion does not continue as planned or if a participating country chooses to withdraw from the EMU. These issues may negatively affect the operations of the companies in which the fund invests as well.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS


    Because the fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the fund may, but is not obligated to, enter into currency exchange transactions to convert U.S. currency to foreign currency and foreign currency to U.S. currency, as well as convert foreign currency to other foreign currencies. The fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. The fund also may, but is not obligated to, enter into foreign currency hedging transactions in an attempt to protect the value of the assets of the fund as measured in U.S. dollars from unfavorable changes in currency exchange rates and control regulations. (Although the fund's assets are valued daily in terms of U.S. dollars, the trust does not intend to convert the fund's holdings of other currencies into U.S. dollars on a daily basis.) The fund does not currently intend to speculate in currency exchange rates or forward contracts.

    The fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because these contracts are traded in the interbank market and not on organized commodities or securities exchanges, these contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades.

    When the fund enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of non-U.S. currency involved in the underlying security transaction, the fund may be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the non-U.S. currency during the period between the date the security is purchased or sold and the date on which payment is made or received.


    When the manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, the fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of non-U.S. currency approximating the value of some or all of the fund's securities denominated in such non-U.S. currency. The projection of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the investment decisions made with regard to overall diversification strategies. However, the fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that its best interests will be served.

    The fund generally would not enter into a forward contract with a term greater than one year. At the maturity of a forward contract, the fund will either sell the security and make delivery of the non-U.S. currency, or retain the security and terminate its contractual obligation to deliver the non-U.S. currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the non-U.S. currency. If the fund retains the security and engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the non-U.S. currency. Should forward prices decline during the period between the date the fund enters into a forward contract for the sale of the non-U.S. currency and the date it enters into an offsetting contract for the purchase of such currency, the fund will realize a gain to the extent the selling price of the currency exceeds the purchase price of the currency. Should forward prices increase, the fund will suffer a loss to the extent that the purchase price of the currency exceeds the selling price of the currency.


    It is impossible to forecast with precision the market value of fund securities at the expiration of the contract. Accordingly, it may be necessary for the fund to purchase additional non-U.S. currency on the spot market if the market value of the security is less than the amount of non-U.S. currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of such currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the security if its market value exceeds the amount of such currency the fund is obligated to deliver.

    The fund has established procedures consistent with policies of the Securities and Exchange Commission (the "SEC") concerning forward contracts. Those policies currently require that an amount of the fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment or that the fund otherwise covers its position in accordance with applicable regulations and policies.

    The fund may also purchase put options on a non-U.S. currency in order to protect against currency rate fluctuations. If the fund purchases a put option on a non-U.S. currency and the value of the non-U.S. currency declines, the fund will have the right to sell the non-U.S. currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on the fund which otherwise would have resulted. Conversely, where a rise in the U.S. dollar value of another currency is projected, and where the fund anticipates investing in securities traded in such currency, the fund may purchase call options on the non-U.S. currency.

    The purchase of such options could offset, at least partially, the effects of adverse movements in exchange rates. However, the benefit to the fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

    The fund may write options on non-U.S. currencies for hedging purposes or otherwise to achieve its investment objective. For example, where the fund anticipates a decline in the value of the U.S. dollar value of a foreign security due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of the security held by the fund may be offset by the amount of the premium received.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the cost of a foreign security to be acquired because of an increase in the U.S. dollar value of the currency in which the underlying security is primarily traded, the fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the fund to hedge such increased cost up to the amount of the premium.

    The writing of put or call options on non-U.S. currencies by the fund will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on currencies, the fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

    Put and call options on non-U.S. currencies written by the fund will be covered by segregation of cash and liquid securities in an amount sufficient to discharge the fund's obligations with respect to the option, by acquisition of the non-U.S. currency or of a right to acquire such currency (in the case of a call option) or the acquisition of a right to dispose of the currency (in the case of a put option), or in such other manner as may be in accordance with the requirements of any exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

    Investing in ADRs and other depositary receipts presents many of the same risks regarding currency exchange rates as investing directly in securities denominated in currencies other than the U.S. dollar. Because the securities underlying these receipts are traded primarily in non-U.S. currencies, changes in currency exchange rates will affect the value of these receipts. For example, a decline in the U.S. dollar value of another currency in which securities are primarily traded will reduce the U.S. dollar value of such securities, even if their value in the other non-U.S. currency remains constant, and thus will reduce the value of the receipts covering such securities. The fund may employ any of the above described foreign currency hedging techniques to protect the value of its assets invested in depositary receipts.


    Of course, the fund is not required to enter into the transactions described above and does not do so unless deemed appropriate by the manager. It should be realized that under certain circumstances, hedging arrangements to protect the value of the fund's securities against a decline in currency values may not be available to the fund on terms that make economic sense (they may be too costly). It should also be realized that these methods of protecting the value of the fund's securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts, if correctly used, may minimize the risk of loss due to a decline in the value of the hedged currency, they do not eliminate the risk of loss and also tend to limit any potential gain which might result should the value of such currency increase.


SHORT SALES "AGAINST THE BOX"

    In a short sale, the fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The fund, in accordance with applicable investment restrictions, may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

    In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the fund engages in a short sale, the collateral for the short position is maintained for the fund by the custodian or qualified sub-custodian. While the short sale is open, an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities is maintained in a segregated account for the fund. These securities constitute the fund's long position.

    The fund does not engage in short sales against the box for investment purposes. The fund may, however, make a short sale against the box as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the fund (or a security convertible or exchangeable for such security). In such case, any future losses in the fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount the fund owns. There are certain additional transaction costs associated with short sales against the box, but the fund endeavors to offset these costs with the income from the investment of the cash proceeds of short sales.


    The manager does not expect that more than 40% of the fund's total assets would be involved in short sales against the box. The manager does not currently intend to engage in such sales.


LENDING OF SECURITIES


    Consistent with applicable regulatory requirements and in order to generate income, the fund may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the NYSE. Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of cash collateral (subject to a rebate payable to the borrower). Where the borrower provides the fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the portfolio manager to be of good standing, and when, in the judgment of the portfolio manager, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, the fund could suffer loss if the borrower terminates the loan and the fund is forced to liquidate investments in order to return the cash collateral to the buyer. If the portfolio manager determines to make loans, it is not intended that the value of the securities loaned by the fund would exceed 30% of the market value of the fund's total assets.

WHEN-ISSUED SECURITIES

    The fund may purchase securities on a "when-issued" or on a "forward delivery" basis, meaning that delivery of the securities occurs beyond customary settlement times. In general, the fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. It is expected that, under normal circumstances, the fund would take delivery of such securities, but the fund may sell them before the settlement date. When the fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with SEC policies. Since those policies currently require that an amount of the fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the fund expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transactions itself. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of the fund's assets committed to the purchase of securities on a "when-issued basis" may increase the volatility of its net asset value.

DEFENSIVE STRATEGIES


    During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments in a lower quality or longer term.


                         4.  INVESTMENT RESTRICTIONS

    The fund has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    The fund may not:

     (1) Borrow Money: borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

     (2) Underwrite Securities: underwrite securities issued by other persons, except that all or any portion of the assets of the fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

     (3) Real Estate, Oil and Gas, Mineral Interests: purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities.

     (4) Senior Securities: issue any senior except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

     (5) Make Loans: make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

     (6) Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

    If a percentage or rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the fund's Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage is not considered a violation of policy.

                         5.  PERFORMANCE INFORMATION

    From time to time the fund may advertise its total return, average annual total return and before- and after-tax average annual return in advertisements and/or other types of sales literature and in reports or other communications to shareholders. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in the Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The fund may also include comparative performance information in advertising or marketing its shares. From time to time, in reports or other communications to shareholders or in advertising or sales materials, performance of fund shares may be compared with current or historical performance of other mutual funds, as listed in the rankings prepared by Lipper Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications, including but not limited to:
Morningstar, Inc., Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and the Wall Street Journal. To the extent any advertisement or sales literature of the fund describes the expenses or performance of any class it will also disclose such information for the other classes.


AVERAGE ANNUAL TOTAL RETURN

    The fund's "average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1 + T)n = ERV

Where: P = a hypothetical initial payment of $1,000.
       T = average annual total return.
       n = number of years.
       ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a
       1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

    The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

    In computing total rates of return and yield quotations, all fund expenses are included. However, fees that may be charged directly to a shareholder by that shareholder's service agent are not included. Of course, any such fees will reduce the shareholder's net return on investment.


    Set forth below is average annual total rate of return information for the Class A, Class B and Class L shares of the fund for the periods indicated, assuming that dividends and capital gains distributions, if any, were reinvested. All outstanding shares were designated Class A shares on January 4, 1999. Prior to January 4, 1999, there were no sales charges on the purchase or sale of the fund's shares. The Class A share performance for past periods has therefore been adjusted to reflect the maximum sales charge currently in effect. The fund offered Class B shares beginning on January 4, 1999 and Class L shares beginning on September 22, 2000. For periods prior to January 4, 1999 (in the case of Class B shares) and September 22, 2000 (in the case of Class L shares) share performance includes the performance of the fund's Class A shares, adjusted to take into account the deduction of the different sales charges applicable to such class, rather than the initial sales charge applicable to Class A shares. This blended performance for Class B and Class L shares has been adjusted to take into account differences in class-specific operating expenses. No Class Y shares were outstanding as of December 31, 2001.

    Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they otherwise would have been.

                                                                                               AVERAGE
                                                                                               ANNUAL
                                                                                             TOTAL RATE
                                                                                              OF RETURN
                                                                                              ---------
SMITH BARNEY INTERNATIONAL LARGE CAP FUND
CLASS A
March 1, 1991 (commencement of operations) to December 31, 2001 .........................          2.56%
Ten years ended December 31, 2001 .......................................................          2.61%
Five years ended December 31, 2001 ......................................................         -1.16%
One year ended December 31, 2001 ........................................................        -25.08%

CLASS B
January 4, 1999 (commencement of operations) to December 31, 2001 .......................         -9.36%
Ten years ended December 31, 2001 .......................................................          2.15%
Five years ended December 31, 2001 ......................................................         -1.51%
One year ended December 31, 2001 ........................................................        -25.67%

CLASS L
September 22, 2000 (commencement of operations) to December 31, 2001 ....................        -23.67%
Ten years ended December 31, 2001 .......................................................          2.66%
Five Years Ended December 31, 2001 ......................................................         -0.47%
One Year Ended December 31, 2001 ........................................................        -23.17%

     For advertising and sales purposes, the fund will generally use the performance of Class A shares. Class A shares are sold at net asset value plus a current maximum sales charge of 5.00%. Performance will typically include this maximum sales charge for the purposes of calculating performance figures. If the performance of Class B, Class L or Class Y shares is used for advertising and sales purposes, performance after class inception will be actual performance, while performance prior to that date will be Class A performance, adjusted to reflect the differences in sales charges (but may not reflect the differences in fees and expenses) between the classes. For these purposes, it will be assumed that the maximum Contingent Deferred Sales Charges applicable to the Class B and Class L shares and the lower initial sales charge attributable to Class L shares are deducted at the times, in the amount, and under the terms stated in the Prospectus. Class B, Class L and Class Y share performance generally would have been different than Class A performance, had the Class B, Class L and Class Y shares been offered for the entire period, because the expenses attributable to Class B, Class L and Class Y shares are different than the expenses attributable to the Class A shares.

AGGREGATE TOTAL RETURN


    The fund's "aggregate total return," as described below, represents the cumulative change in the value of an investment in the fund for the specified period and is computed by the following formula:


ERV - P
--------
   P


Where: P = a hypothetical initial payment of $10,000.
       ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


    The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

AGGREGATE ANNUAL TOTAL RETURN

                                                                                                          SINCE
CLASS OF SHARES(1)                               ONE YEAR          FIVE YEARS          TEN YEARS        INCEPTION(2)
------------------                               --------          ----------          ---------        ------------
Class A(3)                                        -25.08%            -5.66%             29.45%               N/A
Class B(4)                                        -25.67%              N/A                N/A              -25.12%
Class L(5)                                        -23.17%              N/A                N/A              -28.74%

----------
(1)For the periods ended December 31, 2001.

(2)All outstanding shares were designated Class A on January 4, 1999. Class B shares commenced operations on January 4, 1999. Class L shares commenced operations on September 22, 2000.

(3)The aggregate annual total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the aggregate annual total return for Class A shares for the same period would have been -21.13%, -0.70% and 36.26% for one year, five year, and ten year periods, respectively.

(4)The aggregate annual total return figure assumes that the maximum applicable Deferred Sales Charge has been deducted from the investment at the time of redemption. If the maximum Deferred Sales Charge had not been deducted, the aggregate annual total return for Class B shares for the same period would have been -21.76% and -23.17% for one year and since inception periods, respectively.

(5)The aggregate annual total return figure assumes that the maximum applicable initial sales charge and Deferred Sales Charge have been deducted from the investment at the time of purchase and redemption, respectively. If these charges had not been deducted, the aggregate annual total return for Class L shares would have been -21.61 and -28.40% for one year and since inception periods, respectively.

BEFORE- AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS

    From time to time the fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be calculated according to the following formulas:

    Average annual total return (after taxes on distributions)

                          ATVD = P(1+T)n
Where:      P             =    a hypothetical initial investment of $1,000.

            T             =    average annual total return (after taxes on
                               distributions).

            n             =    number of years.

            ATV\D/        =    ending value of a hypothetical $1,000 investment
                               made at the beginning of the period, at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

    Average annual total return (after taxes on distributions and sale of fund shares)

                          ATVDR = P(1+T)n
Where:      P             =    a hypothetical initial investment of $1,000.

            T             =    average annual total return (after taxes on
                               distributions and redemption).

            n             =    number of years.

            ATVDR         =    ending value of a hypothetical $1,000 investment
                               made at the beginning of the 1-, 5- or 10-year period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemption.

    There were no Class Y shares outstanding on December 31, 2001.


    Performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the class. Consequently, any given performance quotation should not be considered representative of the class's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a class's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.


                    6.   DETERMINATION OF NET ASSET VALUE;
                           VALUATION OF SECURITIES

    The net asset value per share of the fund is determined for each class on each day during which the NYSE is open for trading (a "business day"). As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and during emergencies. This determination of net asset value is made once each day as of the close of regular trading on such NYSE (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the service agent prior to its calculation.

    For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates or if there are no market rates, at fair value at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or on The NASDAQ Stock Market, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities. Securities listed on a non-U.S. exchange are normally valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the board of trustees of the trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the board of trustees of the trust. Securities for which there are no such valuations are valued using fair value procedures established by and under the general supervision of the board of trustees of the trust.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the NYSE. Trading may also take place on days on which the NYSE is closed and on which it is not possible to purchase or redeem shares of the fund. If events materially affecting the value of foreign securities occur between the time at which the market price is determined and the time when the fund's net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the board of trustees of the trust.


    Interest income on long-term obligations held for the fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of any premium.

             7.  ADDITIONAL INFORMATION ON THE PURCHASE AND SALE
                   OF FUND SHARES AND SHAREHOLDER PROGRAMS

    As described in the Prospectus, the fund provides you with alternative ways of purchasing shares based upon your individual investment needs.


    Each class of shares of the fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees each class has exclusive voting rights with respect to any distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert to Class A shares in eight years and Class Y shares bought under a letter of intent may convert into Class A shares in certain circumstances, each as more fully described below. In addition, shares held in a Salomon Smith Barney Retirement Program may have special exchange rights.


    Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

    The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.

CLASS A SHARES

    Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows.

    The fund receives the entire net asset value of all Class A shares that are sold. The distributor retains the full applicable sales charge from which it pays the uniform reallowances shown in the table below.


                                                                                        BROKER/DEALER
                                              SALES CHARGE          SALES CHARGE         COMMISSION
AMOUNT OF YOUR                                  AS A % OF          AS A % OF YOUR         AS A % OF
INVESTMENT                                   OFFERING PRICE          INVESTMENT        OFFERING PRICE
----------                                   --------------          ----------        --------------
Less than $25,000 ......................          5.00%                 5.26%               4.50%
$25,000 to less than $50,000 ...........          4.25%                 4.44%               3.83%
$50,000 to less than $100,000 ..........          3.75%                 3.90%               3.38%
$100,000 to less than $250,000 .........          3.25%                 3.36%               2.93%
$250,000 to less than $500,000 .........          2.75%                 2.83%               2.48%
$500,000 to less than $1,000,000  ......          2.00%                 2.04%               1.80%
$1,000,000 or more .....................          -0-*                  -0-*             up to 1.00%

------------
*Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales Charge on Class A shares is payable to the service agent whose clients make purchases of $1,000,000 or more. The Deferred Sales Charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge" below.

    Service agents may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.


    The initial sales charge on Class A shares may be waived in certain circumstances. See "Sales Charge Waivers and Reductions" below for more information about waivers of initial sales charges on Class A shares.

CLASS B SHARES

    Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.


    Commissions will be paid to service agents that sell Class B shares in the amount of 4.50% of the purchase price of Class B shares sold by these entities. These commissions are not paid on exchanges from other Smith Barney mutual funds or on sales of Class B shares to investors exempt from the Deferred Sales Charge. Service agents that sell Class B shares will also receive a portion of the service fee payable under the Class B Service Plan at an annual rate of up to 0.25% of the average daily net assets represented by Class B shares sold by them.

CLASS L SHARES

    Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Service agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the 13\t/\h/ month after purchase, service agents also will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares that they have sold. See "Deferred Sales Charge Provisions" below.

CLASS Y SHARES


    Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount).

GENERAL


    Investors may purchase shares from a service agent that has entered into a sales or service agreement with the distributor concerning the fund. In addition, certain investors, including qualified retirement plans that are customers of certain service agents, may be eligible to purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Service agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the sub-transfer agent are not subject to a maintenance fee.

    Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least (i) $1,000 for each account, (ii) $250 for an IRA, a Self-Employed Retirement Plan, or a Uniform Gift to Minor account, (iii) $25 for a Qualified Retirement Plan (a plan qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans) and (iv) $1 for Simple IRAs in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least (i) $50 may be made for all classes for each account, IRA, Self-Employed Retirement Plan, or Uniform Gift to Minor account, (ii) $25 for a Qualified Retirement Plan and
(iii) $1 for a Simple IRA. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. The minimum subsequent investments required for Systematic Investment Plans are discussed below under "Systematic Investment Plans." There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a unit investment trust ("UIT") sponsored by Salomon Smith Barney, and directors/trustees of any Citigroup affiliated funds, including the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.


    Shares purchased will be held in the shareholder's account by the service agent. Share certificates are only issued upon a written request by the shareholder of record to the sub-transfer agent.


    Purchase orders received by the fund prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a service agent prior to the close of regular trading on the NYSE, on any day the fund calculates is net asset value, are priced according to the net asset value determined on the trade date provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through a service agent, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

    From time to time, the distributor or the manager, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the fund. Such concessions provided by the distributor or the manager may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the fund, and/or other dealer-sponsored events. From time to time, the distributor or the manager may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


SYSTEMATIC INVESTMENT PLAN

    Class A, Class B and Class L shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a service agent or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by its service agent or the sub-transfer agent. The Systematic Investment Plan also authorizes a service agent to apply cash held in the shareholder's brokerage account opened with the service agent or redeem the shareholder's shares of certain money market funds to make additions to the account. Additional information is available from the fund or your service agent.

SALES CHARGE WAIVERS AND REDUCTIONS
  INITIAL SALES CHARGE WAIVERS


    Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances: (a) sales to (i) board members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired board members and employees); the immediate families of such persons (including the surviving spouse of a deceased board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of financial consultants or other registered representatives affiliated with Citigroup who recently joined a broker-dealer that has a sales agreement with the distributor concerning the fund, if certain conditions are met; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by certain investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by Salomon Smith Barney; (i) purchases by investors participating in a Salomon Smith Barney fee- based arrangement; and (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with certain Citigroup affiliates, including Citistreet Retirement Programs. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the waiver of the sales charge.


RIGHT OF ACCUMULATION


    Class A shares of the fund may be purchased by any person, as defined above, at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of most other Smith Barney mutual funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter. Additional Information is available from the fund or the investor's service agent.


LETTER OF INTENT - CLASS A SHARES


    A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact your service agent or the transfer agent to obtain a Letter of Intent application.


LETTER OF INTENT - CLASS Y SHARES

    A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares of Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13 month period, all Class Y shares purchased to date will be converted to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a Deferred Sales Charge of 1.00%. Please contact your service agent or the transfer agent for further information.

DEFERRED SALES CHARGE PROVISIONS


    Deferred Sales Charges are applicable to: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.


    Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed six years or later since their purchase; or
(d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

    Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding account statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

YEAR SINCE PURCHASE WAS MADE                        CDSC ON SHARES BEING SOLD
----------------------------                        -------------------------
1st                                                             5%
2nd                                                             4%
3rd                                                             3%
4th                                                             2%
5th                                                             1%
6th and thereafter                                             None

    Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to the higher Class B share distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.


    The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney or CitiFunds mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to the fund's distributor.


    To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired five additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

WAIVERS OF DEFERRED SALES CHARGE


    The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Redemption of Shares -- Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 5912; (e) involuntary redemptions;
(f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; and (g) involuntary redemptions of small account balances. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.


    Deferred Sales Charge waivers will be granted subject to confirmation (by service agents in the case of shareholders who hold shares through a service agent or by the sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

SALOMON SMITH BARNEY RETIREMENT PROGRAMS

    You may be eligible to participate in a retirement program sponsored by Salomon Smith Barney or one of its affiliates. The fund offers Class A and Class L shares at net asset value to participating plans under the programs. There are no sales charges when you buy or sell shares.

    For plans opened on or after March 1, 2000 that are not plans for which Paychex, Inc. or an affiliate provides administrative services (a "Paychex plan"), Class A shares may be purchased regardless of the amount invested.

    For plans opened prior to March 1, 2000 and for Paychex plans, the class of shares available is as follows:


    Class A Shares. Class A shares may be purchased by plans investing at least $1 million in any of the Smith Barney funds.

    Class L Shares. Class L shares may be purchased by plans investing less than $1 million in any of the Smith Barney funds. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

    Retirement programs opened on or after June 21, 1996. If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or the ExecChoice(TM) Program, a participating plan's total Class L holdings in all non-money market Smith Barney mutual funds equal at least $1,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. (For participating plans that were originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

    Retirement programs opened prior to June 21, 1996: In any year after the date a participating plan enrolled in the Smith Barney 401(k) Program or the ExecChoice(TM) Program, if its total Class L holdings in all non-money market Smith Barney mutual funds equal at least $500,000 as of the calendar year-end, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

    Any participating plan in the Smith Barney 401(k) Program or the ExecChoice(TM) Program, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund, regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or the ExecChoice(TM) Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund without an initial sales charge. Any Class L shares not exchanged will continue to be subject to the distribution fee.


    Participating plans wishing to acquire shares of the fund through the Smith Barney 401(k) Program must purchase such shares directly from the transfer agent. For further information regarding this Program, investors should contact their service agent or the transfer agent.

    For more information, call your service agent or the transfer agent.

REDEMPTION OF SHARES

    General. The fund is required to redeem the shares tendered to it, as described below, at a redemption price equal to its net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable Deferred Sales Charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

    If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions from the shareholder's service agent, or if the shareholder's account is not with a service agent, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

    Shares held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to a Salomon Smith Barney Financial Consultant. Shares other than those held by Salomon Smith Barney as custodian may be redeemed through an investor's service agent, or by submitting a written request for redemption to:


      Smith Barney International Large Cap Fund
        Class A, B, L or Y (please specify)
      c/o PFPC Global Fund Services
      P.O. Box 9699
      Providence Rhode Island 02940-9699


    A written redemption request must (a) state the name of the fund for which you are redeeming shares, (b) state the class and number or dollar amount of shares to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be sumitted to the transfer agent together with the redemption request. Any signature appearing on a shares certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. A signature guarantee may also be required, however, if (i) the sub-transfer agent is instructed to mail the redemption proceeds to an address different than the address on the account, (ii) the account registration information has changed, (iii) the redemption proceeds are paid to someone other than the account owner(s) or
(iv) the redemption proceeds are transferred to an account with different registration. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

    Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares subject to a Deferred Sales Charge at the time the Withdrawal Plan commences. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of the fund.


    Shareholders who wish to participate in the Withdrawal Plan and who hold their shares of the fund in certificate form must first deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund involved. A shareholder who purchases shares directly from the fund may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact their service agent or the fund's sub-transfer agent.

    Telephone Redemption And Exchange Program. Shareholders who do not have a brokerage account with a service agent may be eligible to redeem and exchange fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligiblity is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the fund.)

    Redemptions. Redemptions requests of up to $50,000 of any class or classes of the fund's shares may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or
(ii) for which certificates have been issued, are not permitted under this program.


    A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The transfer agent reserves the right to charge shareholers a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which such shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.


    Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

    Additional Information regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

    The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets the fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the fund's shareholders.


    Distributions in Kind. If the board of trustees of the trust determines that it would be detrimental to the best interests of the remaining shareholders of the fund to make a redemption payment wholly in cash, the fund may pay, in accordance with the SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Shareholders should expect to incur brokerage costs when subsequently selling shares redeemed in kind.

EXCHANGE PRIVILEGE

    General. Except as noted below, shareholders of any of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder's state of residence and provided the shareholder's service agent is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange.

    Exchanges of Class A, Class B, Class L and Class Y shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

    The exchange privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same class in the fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from your service agent.

    Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. The fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.


    Class B Exchanges. Class B shares of the fund may be exchanged for other Class B shares without a Deferred Sales Charge. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any of the funds imposing a higher Deferred Sales Charge than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable Deferred Sales Charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.


    Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged.

    Class A and Class Y Exchanges. Class A and Class Y shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

ADDITIONAL INFORMATION REGARDING THE EXCHANGE PRIVILEGE

    The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through service agents, but does not apply to any systematic investment plans described in the prospectus.

    During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

    Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program". Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

    This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through service agents, their service agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

DETERMINATION OF PUBLIC OFFERING PRICE

    The fund offers its shares to the public on a continuous basis. The public offering price for a Class A, Class B, Class L and Class Y share of the fund is equal to the net asset value per share at the time of purchase, plus the applicable initial sales charge for Class A and Class L shares. A Deferred Sales Charge, however, is imposed on certain redemptions of Class A, Class B and Class L shares. The method of computation of the public offering price is shown in each fund's financial statements, incorporated by reference in their entirety into this SAI.


INVOLUNTARY REDEMPTIONS OF SHARES

    The trustees may cause a shareholder's shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of the fund if necessary and to eliminate ownership of shares by a particular shareholder when the trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the fund (for example, in the case of a market timer).

                                8.  MANAGEMENT

    The fund is supervised by the board of trustees of the trust, a majority of whom are not affiliated with the manager.

    The trustees and officers of the trust, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup the trustees oversee, and other board memberships they hold are set forth below. The address of each trustee and officer is 125 Broad Street, New York, New York 10004. Each trustee and officer holds office until that individual resigns, retires or is removed.

    An asterisk in the table below identifies those trustees and officers who are "interested persons" (as defined in the 1940 Act) of the trust. Each trustee and officer of the trust noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below.



                              POSITION HELD                                         NUMBER OF INVESTMENT
                               WITH TRUST         PRINCIPAL OCCUPATION DURING       COMPANIES ASSOCIATED
                               AND LENGTH              PAST 5 YEARS AND               WITH CITIGROUP
NAME AND AGE                 OF TIME SERVED        OTHER DIRECTORSHIPS HELD         OVERSEEN BY TRUSTEE
------------                 --------------       ---------------------------       -------------------

INTERESTED TRUSTEE

R. Jay Gerken*; 50         Trustee since 2002      Managing Director, Salomon        21
                                                   Smith Barney Inc. (since
                                                   1996).

Heath B. McLendon*; 68     Trustee since 1999      Chairman, President, and          Chairman or Co-Chairman
                                                   Chief Executive Officer,          of the Board, Board
                                                   Smith Barney Fund Management      member of 78.
                                                   LLC (formerly known as SSB
                                                   Citi Fund Management LLC)
                                                   (since March 1996); Managing
                                                   Director, Salomon Smith
                                                   Barney Inc. (since 1993);
                                                   President, Travelers
                                                   Investment Adviser, Inc.
                                                   ("TIA") (since 1996).

DISINTERESTED TRUSTEES

Elliott J. Berv; 59        Trustee since 2001      President and Chief               31
                                                   Operations Officer, Landmark
                                                   City (Real Estate
                                                   Development) (since 2002);
                                                   Director, Lapoint Industries
                                                   (Industrial Filter Company)
                                                   (since 2002); Executive Vice
                                                   President and Chief
                                                   Operations Officer, DigiGym
                                                   Systems (On-line Personal
                                                   Training Systems) (since
                                                   2001); Chief Executive
                                                   Officer, Rocket City
                                                   Enterprises (Internet
                                                   Service Company) (since
                                                   2000); Director, Alzheimer's
                                                   Association (New England
                                                   Chapter) (since 1998).

Donald M. Carlton; 64      Trustee since 2001      Director, American Electric       26
                                                   Power (Electric Utility)
                                                   (since 1999); Director,
                                                   Valero Energy (Petroleum
                                                   Refining) (since 1999);
                                                   Consultant, URS Corporation
                                                   (Engineering) (since 1999);
                                                   Director, National
                                                   Instruments Corp.
                                                   (Technology) (since 1994);
                                                   former Chief Executive
                                                   Officer Radian International
                                                   L.L.C. (Engineering) (from
                                                   1996 to 1998); Member of
                                                   Management Committee,
                                                   Signature Science (Research
                                                   and Development) (since
                                                   2000).

A. Benton Cocanougher; 63  Trustee since 2001      Dean Emeritus and Wiley           26
                                                   Professor, Texas A & M
                                                   University (since 2000);
                                                   former Dean and Professor of
                                                   Marketing, College and
                                                   Graduate School of Business
                                                   of Texas A & M University
                                                   (from 1987 to 2001); former
                                                   Director, Randall's Food
                                                   Markets, Inc. (from 1990 to
                                                   1999); former Director,
                                                   First American Bank and
                                                   First American Savings Bank
                                                   (from 1994 to 1999).

Mark T. Finn; 58           Trustee since 2001      Chairman and Owner, Vantage       31
                                                   Consulting Group, Inc.
                                                   (Investment Advisory and
                                                   Consulting Firm) (since
                                                   1988); former Vice Chairman
                                                   and Chief Operating Officer,
                                                   Lindner Asset Management
                                                   Company (Mutual Fund
                                                   Company) (from March 1999 to
                                                   2001); former President and
                                                   Director, Delta Financial,
                                                   Inc. (Investment Advisory
                                                   Firm) (from 1983 to 1999);
                                                   former General Partner and
                                                   Shareholder, Greenwich
                                                   Ventures LLC (Investment
                                                   Partnership) (from 1996 to
                                                   2001); former President,
                                                   Secretary, and Owner,
                                                   Phoenix Trading Co.
                                                   (Commodity Trading Advisory
                                                   Firm) (from 1997 to 2000).

Riley C. Gilley; 75        Trustee since 1986      Former Vice President and         31
                                                   General Counsel, Corporate
                                                   Property Investors (from
                                                   1988 to 1991); former
                                                   Partner, Breed, Abbott &
                                                   Morgan (Attorneys) (retired,
                                                   1987).

Stephen Randolph Gross;    Trustee since 2001      Partner, Capital Investment       26
54                                                 Advisory Partners
                                                   (Consulting) (since January
                                                   2000); Director, United
                                                   Telesis, Inc.
                                                   (Telecommunications) (since
                                                   1997); Managing Director,
                                                   Fountainhead Ventures,
                                                   L.L.C. (Consulting) (since
                                                   March 1998); Director,
                                                   ebank.com, Inc. (since
                                                   1997); Chairman, Gross,
                                                   Collins & Cress, P.C.
                                                   (Accounting Firm) (since
                                                   1979); Treasurer, Coventry
                                                   Limited, Inc. (since 1985);
                                                   Director, Andersen Calhoun
                                                   (Assisted Living) (since
                                                   1987); Secretary, Carint
                                                   N.A. (Manufacturing) (since
                                                   1988); former Treasurer,
                                                   Hank Aaron Enterprises (Fast
                                                   Food Franchise) (since
                                                   1985); former Director,
                                                   Charter Bank, Inc. (from
                                                   1987 to 1997); former
                                                   Director, YuSave, Inc. (an
                                                   Internet Company) (from 1998
                                                   to 2000); former Director,
                                                   Hotpalm.com, Inc. (Wireless
                                                   Applications) (from 1998 to
                                                   2000); former Director, Ikon
                                                   Ventures, Inc. (from 1997 to
                                                   1998).

Diana R. Harrington; 62    Trustee since 1992      Professor, Babson College         31
                                                   (since 1992); former
                                                   Trustee, The Highland Family
                                                   of Funds (Investment
                                                   Company) (from March 1997 to
                                                   March 1998).

Susan B. Kerley; 50        Trustee since 1992      Consultant, Global Research       31
                                                   Associates, Inc. (Investment
                                                   Consulting) (since 1990);
                                                   Director, Eclipse Funds
                                                   (currently supervises 17
                                                   investment companies in fund
                                                   complex) (since 1990).

Alan G. Merten; 60         Trustee since 2001      President, George Mason           26
                                                   University (since 1996);
                                                   Director, Comshare, Inc.
                                                   (Information Technology)
                                                   (since 1985); former
                                                   Director, Indus (Information
                                                   Technology) (from 1995 to
                                                   1999).

C. Oscar Morong, Jr.; 67   Chairman of the Board   Managing Director, Morong         31
                           and Trustee since 1991  Capital Management (since
                                                   1993); former Director,
                                                   Indonesia Fund (Closed End
                                                   Fund) (from 1990 to 1999);
                                                   Trustee, Morgan Stanley
                                                   Institutional Fund
                                                   (currently supervises 75
                                                   investment companies) (since
                                                   1993).

R. Richardson Pettit; 59   Trustee since 2001      Professor of Finance,             26
                                                   University of Houston (since
                                                   1977); Independent
                                                   Consultant (since 1984).

Walter E. Robb, III; 75    Trustee since 2001      Director, John Boyle & Co.,       31
                                                   Inc. (Textiles) (since
                                                   1999); President, Benchmark
                                                   Consulting Group, Inc.
                                                   (Service Company) (since
                                                   1991); Director, Harbor
                                                   Sweets, Inc. (Candy) (since
                                                   1990); Sole Proprietor, Robb
                                                   Associates (Corporate
                                                   Financial Advisors) (since
                                                   1978); Director, W.A. Wilde
                                                   Co. (Direct Mail) (since
                                                   1989); Director, Alpha
                                                   Granger Manufacturing, Inc.
                                                   (Electronics) (since 1983);
                                                   Co-owner, Kedron Design
                                                   (Gifts) (since 1978); former
                                                   Trustee, MFS Family of Funds
                                                   (Investment Company) (from
                                                   1985 to 2001); former
                                                   President and Treasurer,
                                                   Benchmark Advisors, Inc.
                                                   (Corporate Financial
                                                   Advisors) (from 1989 to
                                                   2000).

E. Kirby Warren; 67        Trustee since 1989      Professor and Professor           31
                                                   Emeritus, Graduate School of
                                                   Business, Columbia
                                                   University (since 1956).

OFFICERS

R. Jay Gerken*; 50         President since 2002    Managing Director, Salomon        N/A
                                                   Smith Barney (since 1996).

Lewis E. Daidone*; 43      Senior Vice President   Managing Director, Salomon        N/A
                           and Treasurer since     Smith Barney (since 1990);
                           2000                    Director and Senior Vice
                                                   President, Smith Barney Fund
                                                   Management LLC and TIA.

Irving David*; 41          Controller since 2000   Director, Salomon Smith           N/A
                                                   Barney (since 1997); former
                                                   Assistant Treasurer, First
                                                   Investment Management
                                                   Company (from 1988 to 1994).

Frances Guggino*; 44       Assistant Controller    Vice President, Citibank          N/A
                           since 2000              (since 1991).

Anthony Pace*; 36          Assistant Treasurer     Director, Salomon Smith Barney    N/A
                           since 2000              (since 1986).

Marianne Motley*; 43       Assistant Treasurer     Director, Mutual Fund             N/A
                           since 2000              Administration for Salomon
                                                   Smith Barney (since 1994).

Robert I. Frenkel*; 47     Secretary since 2000    Managing Director and             N/A
                                                   General Counsel, Global
                                                   Mutual Funds for Citigroup
                                                   Asset Management (since
                                                   1994).

Thomas C. Mandia*; 40      Assistant Secretary     Director and Deputy General       N/A
                           since 2000              Counsel, Citigroup Asset
                                                   Management (since 1992).

Rosemary D. Emmens*; 32    Assistant Secretary     Vice President and Associate      N/A
                           since 2000              General Counsel, Citigroup
                                                   Asset Management (since
                                                   1998); Counsel, The Dreyfus
                                                   Corporation (from 1995 to
                                                   1998).

Harris Goldblat*; 32       Assistant Secretary     Associate General Counsel,        N/A
                           since 2000              Citigroup Asset Management
                                                   (since 2000); Associate,
                                                   Stroock & Stroock & Lavan
                                                   LLP (from 1997 to 2000);
                                                   Associate, Sills Cummis
                                                   Radin Tischman Epstein &
                                                   Gross (from 1996 to 1997);
                                                   Clerk to the Honorable James
                                                   M. Havey, P.J.A.D. (from
                                                   1995 to 1996).

    The business affairs of the fund are managed by or under the direction of the board of trustees.

    The board has a standing Audit Committee comprised of all of the trustees who are not "interested persons" of the fund, within the meaning of the 1940 Act. The Audit Committee met two times during the fund's last fiscal year to review the internal and external accounting procedures of the fund and, among other things, to consider the selection of independent certified public accountants for the fund, to approve all significant services proposed to be performed by the accountants and to consider the possible effect of such services on their independence.

    The board of trustees also has a standing Governance Committee. All trustees who are not "interested persons" of the funds are members of the Governance Committee. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the board. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.

    The following table shows the amount of equity securities owned by the trustees in the fund and in other investment companies associated with Citigroup supervised by the trustees as of December 31, 2001:

                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                                        SECURITIES IN ALL INVESTMENT
                                                                          COMPANIES ASSOCIATED WITH
NAME OF                  DOLLAR RANGE OF EQUITY SECURITIES IN THE             CITIGROUP OVERSEEN
TRUSTEE                       INTERNATIONAL LARGE CAP FUND                     BY THE TRUSTEE
------------             ----------------------------------------     ---------------------------------
INTERESTED TRUSTEES
R. Jay Gerken                           none                                      none
Heath B. McLendon                       none                                 over $100,000

DISINTERESTED TRUSTEES
Elliott J. Berv                         none                                      none
Donald M. Carlton                       none                                $10,001-$50,000
A. Benton Cocanougher                   none                                   $1-$10,000
Mark T. Finn                            none                                   $1-$10,000
Riley C. Gilley                         none                                 over $100,000
Stephen Randolph Gross                  none                                      none
Diana R. Harrington                     none                                $10,001-$50,000
Susan B. Kerley                         none                                   $1-$10,000
Alan G. Merten                          none                                   $1-$10,000
C. Oscar Morong, Jr.                    none                                   $1-$10,000
R. Richardson Pettit                    none                                      none
Walter E. Robb, III                     none                                $50,001-$100,000
E. Kirby Warren                                                                   none

    None of the disinterested trustees nor their family members had any interest in the manager, Salomon Smith Barney, and any person directly or indirectly controlling, controlled by, or under common control with the manager or Salomon Smith Barney as of December 31, 2001.

    Information regarding compensation paid to the trustees by the fund for the fiscal year ended December 31, 2001 is set forth below. Neither Mr. McLendon nor Mr. Gerken is compensated by the fund for their service as trustee, because of their affiliation with the manager.

    Each fund in the complex pays a pro rata share of trustee fees based on asset size. The fund currently pays each of the trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: $40,000 plus $7,500 for each board of trustees meeting attended, $2,500 for each special board meeting attended and $100 for each telephonic board meeting in which that trustee participated. In addition, the fund will reimburse these trustees for travel and out-of-pocket expenses incurred in connection with board of trustees meetings.

TRUSTEES COMPENSATION TABLE

                                             PENSION OR
                                             RETIREMENT
                                              BENEFITS               TOTAL
                         AGGREGATE           ACCRUED AS          COMPENSATION
                        COMPENSATION            PART           FROM FUND COMPLEX      NUMBER OF FUNDS IN
                          FROM THE          OF PORTFOLIO            PAID TO           COMPLEX SERVED BY
    TRUSTEE               FUND(1)             EXPENSES             TRUSTEES                TRUSTEE
---------------         ------------     ------------------  ---------------------        ----------
INTERESTED TRUSTEES
R. Jay Gerken                $0                 None                  $0                      21
Heath B. McLendon            $0                 None                  $0                      78

DISINTERESTED TRUSTEES
Elliott J. Berv(2)         $1,630               None                $90,403                   31
Donald M. Carlton(2)       $1,230               None                $67,100                   26
A. Benton Cocanougher(2)   $1,375               None                $73,058                   26
Mark T. Finn(2)            $1,550               None                $84,467                   31
Riley C. Gilley            $1,405               None                $76,867                   31
Stephen Randolph Gross(2)  $1,230               None                $67,100                   26
Diana R. Harrington        $1,630               None                $90,400                   31
Susan B. Kerley            $1,630               None                $90,400                   31
Alan G. Merten(2)          $1,230               None                $67,100                   26
C. Oscar Morong, Jr.       $2,665               None               $117,900                   31
R. Richardson Pettit(2)    $1,195               None                $63,500                   26
Walter E. Robb, III(2)     $1,625               None                $90,300                   31
E. Kirby Warren            $1,630               None                $90,400                   31

(1) Until April 30, 2002, the fund was a series of CitiFunds International Trust. The fees shown are those paid by the fund while the fund was a series of CitiFunds International Trust.
(2) Each of these trustees took office on September 28, 2001.

    The trustees of the fund have adopted a Trustee Emeritus Plan for all trustees who are not "interested persons" of the fund, within the meaning of the 1940 Act. Under the Plan, all trustees are required to retire from the board upon attaining age 75 (a higher age applies to certain trustees who were in office when the Plan was adopted). Trustees who have served as trustee of the fund or any other investment company associated with Citigroup for at least ten years when they reach the mandatory retirement age (or an earlier age in certain circumstances) may become trustees emeriti, and may serve in that capacity for up to ten years. Trustees emeriti are paid one-half of the annual retainer and meeting fees applicable to trustees, and are reimbursed for their reasonable out-of-pocket expenses relating to attendance at meetings. Trustees emeriti are not trustees of the fund.

    Officers receive no compensation from the fund although they may be reimbursed for reasonable travel expenses for attending meetings of the board of trustees.

    As of April 12, 2002, all trustees and officers as a group owned less than 1% of the outstanding shares of the fund.

    As of April 12, 2002, the following persons owned the amounts indicated of the shares of the Class of the International Large Cap Fund.

CLASS A
-------
Citibank, NA
SUCC TTEES Jack Roy Anderson
U/A 11/29
153 East 53rd Street, 23rd Floor
New York, NY 10043-0001
Owned of record 189,783 shares - 8.28%

Citibank, NA
SUCC TTEES Rose Maria Garcia Anderson
153 East 53rd Street, 23rd Floor
New York, NY 10043-0001
Owned of record 189,783 shares - 8.28%

Citibank, NA
TTEE New York Community Trust
153 East 53rd Street, 23rd Floor
New York, NY 10043-0001
Owned of record 156,740 shares - 6.84%

Citibank, NA
TTEE New York Community Trust UW DW
153 East 53rd Street, 23rd Floor
New York, NY 10043-0001
Owned of record 153,836 shares - 6.71%

Citibank, NA
TTEE New York Community Trust UW FJW
153 East 53rd Street, 23rd Floor
New York, NY 10043-0001
Owned of record 134,030 shares - 5.84%

CLASS B
-------
SB Corp Trust Cust
FBO Tija L. Lietuviets
R/O IRA
C/O 8815 SW Wolds Drive
Portland, OR 97007
Owned of record 3,016 shares - 5.37%

Robert Iuso
330 West 55th Street - Apt 6J
New York, NY 10019-5128
Owned 2,894 shares - 5.15%

CLASS L
-------
Debra Shepsman
107 Station Road
Great Neck, NY 11023-1720
Owned 7,941 shares - 8.19%

Alzetta E Tamn
SSB IRA Rollover Custodian
1512 Ridge Road
Wilmington, DE 19809-1832
Owned 5,838 shares - 6.02%

Dianne M. York
SSB Easy IRA Rollover Cust
30 Stonehedge Drive
Stockholm, NJ 07460-1100
Owned 5,308 shares - 5.47%

Thomas Banks
24 Marlboro Street
Belmont, MA 02478-3659
Owned 5,090 shares - 5.25%

Ralph Stowell
SSB IRA Rollover Custodian
11 University Avenue
Chatham NJ 07928-2509
Owned 4,956 shares - 5.11%

    The Declaration of Trust of the trust provides that the trust will indemnify its trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the trust, unless, as to liability to the trust, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

MANAGER

    Citi Fund Management Inc. acts as the investment manager ("manager") to the fund pursuant to a management agreement (the "Management Agreement"). The Management Agreement was recently approved by investors of the fund. Subject to such policies as the board of trustees of the fund may determine, the manager manages the securities of and makes investment decisions for the fund. In addition, the manager provides certain administrative services to the fund under the Management Agreement.

    The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the fund. The Management Agreement provides that the manager may delegate the daily management of the securities of the fund to one or more subadvisers.

    Unless otherwise terminated, the Management Agreement will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the fund's trustees or by a vote of a majority of the outstanding voting securities of the fund, and, in either case, by a majority of the trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    The manager provides the fund with general office facilities and supervises the overall administration of the fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the fund's independent contractors and agents; and arranging for the maintenance of books and records of the fund. Trustees, officers, and investors in the fund are or may be or may become interested in the manager, as directors, officers, employees, or otherwise and directors, officers and employees of the manager are or may become similarly interested in the fund.

    The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the fund's trustees, or by the manager on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

    In approving the Management Agreement, the trustees considered, among other things, the nature and quality of the services provided by the manager. The trustees reviewed information regarding the investment performance of the fund for the immediately prior year and past years and compared that performance with the performance of other funds with similar investment objectives and policies. The trustees also considered the fees payable by the fund. The trustees reviewed data showing how the fund's fees and total expense ratios compared with those of comparable funds.

    The trustees also considered the benefits to the manager from soft dollar arrangements with brokers and other fallout benefits to the manager. The trustees reviewed information concerning the level of profits received by the manager from its arrangements with the fund.

    Based upon their review, the trustees determined that the terms of the Management Agreement were fairly standard in the mutual fund industry, and concluded that, with respect to the fund, the Management Agreement was reasonable, fair and in the best interests of the fund and its shareholders. The trustees also concluded that the fees provided in the Agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

    The Prospectus for the fund contains a description of the fees payable to the manager for services under the Management Agreement with respect to the fund. The manager may reimburse the fund or waive all or a portion of its management fees.

    Citigroup Asset Management Limited and Salomon Brothers Asset Management Asia Pacific Ltd., U.S. registered investment advisers and wholly-owned subsidiaries of Citigroup Inc., perform certain investment management services on behalf of CFM with respect to investments by the fund in certain European and Asian securities. Citigroup Asset Management Limited and Salomon Brothers Asset Management Asia Pacific Ltd. are compensated by CFM out of the management fee that CFM receives from the fund.

    Citigroup Inc. affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The manager has informed the fund that, in making its investment decisions, it does not obtain or use material inside information in the possession of any affiliate of Citigroup Inc.

    The fund uses the name "Smith Barney" by agreement with Citi Fund Management Inc. If the manager, or its assignee, ceases to serve as the manager of the fund, the fund will change its name so as to delete the word "Smith Barney."

    For the fiscal years ended December 31, 1999 and 2000, and for the period from January 1, 2001 through March 31, 2001, the fees paid to Citibank, N.A. under a prior advisory agreement with International Equity Portfolio, the investment company the fund previously invested all of its assets in through a master/feeder structure, were $348,915, $405,602 and $50,869, respectively. For the period from April 1, 2001 to October 31, 2001, the fees paid to the CFM under a prior advisory agreement with International Equity Portfolio were $63,495. The fees paid to CFM by the fund under a prior advisory agreement with the trust for the period from November 1, 2001 to December 31, 2001 were $0.

    For the fiscal year ended December 31, 1999 and for the period from January 1, 2000 to September 4, 2000, the fees paid by the fund to CFBDS, Inc. ("CFBDS"), a former administrator of the fund, under a prior administrative services agreement, after waivers, were $62,978 and $74,653, respectively. For the periods from September 5, 2000 to December 31, 2000 and from January 1, 2001 to March 31, 2001, the fund paid no fees to Citibank, N.A., a former administrator of the fund, under a prior administrative services agreement, after waivers. For the period from April 1, 2001 to December 31, 2001, the fees paid by the fund to CFM, under a prior administrative services agreement, after waivers, were $0.

DISTRIBUTOR

    Salomon Smith Barney, Inc., located at 388 Greenwich Street, New York, New York 10013 serves as the fund's distributor pursuant to a written agreement (the "Distribution Agreement") which was approved by the fund's board of trustees, including a majority of the independent trustees.


    The Distribution Agreement is terminable with or without cause, without penalty, on 60 days' notice by the board of trustees of the trust or by vote of holders of a majority of the fund's outstanding voting securities, or on 90 days' notice by Salomon Smith Barney. Unless otherwise terminated, the Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the trust's board of trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of the fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the board members of the trust who are not interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.


    Class A, Class B and Class L shares of the fund have each adopted a Service Plan (each, a "Service Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Service Plans, the fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the fund attributable to that class in the case of the Plans relating to Class A shares, and not to exceed 1.00% of the average daily net assets of the fund attributable to that class in the case of the Plans relating to Class B shares and Class L shares. Such fees may be used to make payments to the distributor for distribution services, to service agents in respect of the sale of shares of the fund, and to other parties in respect of the sale of shares of the fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to the distributor, service agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

    The Service Plans with respect to Class A and Class L shares also provide that the distributor and service agents may receive the sales charge paid by Class A and Class L investors, respectively, as partial compensation for their services in connection with the sale of shares. The Service Plans with respect to Class B and Class L shares provide that the distributor and service agents may receive all or a portion of the Deferred Sales Charges paid by Class B and Class L investors, respectively.

    The Service Plans permit the fund to pay fees to the distributor, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the applicable Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund will pay the fees to the distributor and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, the distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the distributor's or other recipient's sole responsibility and not obligations of the fund.

    In their annual consideration of the continuation of the Service Plans for the fund, the trustees will review the Service Plans and the expenses for each class within the fund separately.

    Each Service Plan also recognizes that various service providers to the fund, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund's distributor or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Service Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.

    Each Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the trustees and a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the trust and who have no direct or indirect financial interest in the operation of the Service Plans or in any agreement related to the Plans (for purposes of this paragraph "qualified trustees"). Each Service Plan requires that the trust and the distributor provide to the board of trustees and the board of trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. Each Service Plan further provides that the selection and nomination of the qualified trustees is committed to the discretion of the qualified trustees then in office who are not interested trustees of the trust. A Service Plan may be terminated with respect to any class of the fund at any time by a vote of a majority of the trust's qualified trustees or by a vote of a majority of the outstanding voting securities of that class. A Service Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the trustees and qualified trustees. The distributor will preserve copies of any plan, agreement or report made pursuant to the Service Plans for a period of not less than six years from the date of each Plan, and for the first two years the distributor will preserve such copies in an easily accessible place.

    As contemplated by the Service Plans, the distributor acts as the agent of the trust in connection with the offering of shares of the fund pursuant to the Distribution Agreement. For the fiscal year ended December 31, 1999 and the period January 1, 2000 to September 4, 2000, CFBDS, the former distributor of the fund was not paid any fees under a prior distribution agreement with respect to Class A shares of the fund. For the periods January 4, 1999 (commencement of operations) to December 31, 1999 and January 1, 2000 to September 4, 2000, the fees paid to CFBDS under a prior distribution agreement with respect to Class B shares of the fund were $1,420 and $3,070, respectively. For the period September 5, 2000 (September 22, 2000 for Class L shares) to December 31, 2000, the fees paid to the distributor under the Distribution Agreement with respect to Class A, Class B and Class L shares of the fund were $0, $1,343 and $71, respectively. For the period January 1, 2001 to December 31, 2001, the fees paid to the distributor under the Distribution Agreement with respect to Class A, B and L shares of the fund were $2,507, $3,838 and $3,683, respectively.

CODE OF ETHICS

    The trust, the manager and the distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the fund. However, the codes of ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions.


EXPENSES


    In addition to amounts payable under the Management Agreement and the Service Plans, the fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of trustees that are not affiliated with the manager or the fund's distributor, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums. The fund's Prospectus contains more information about the expenses of the fund.

TRANSFER AGENT

    The trust has entered into a Transfer Agency and Service Agreement pursuant to which Travelers Bank & Trust, fsb ("Travelers"), an affiliate of Salomon Smith Barney, acts as transfer agent for the fund. Under the Transfer Agency and Service Agreement, Travelers maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distriutes dividends and distributions payable by the fund. For these services, Travelers receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

    PFPC Global Fund Services ("PFPC") acts as sub-transfer agent pursuant to an agreement with Travelers. Under the sub-transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, and distributes dividends and distributions payable by the fund. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

    The principal place of business of Travelers is 125 Broad Street, New York, New York 10004. The principal place of business of PFPC is P.O. Box 9699, Providence, Rhode Island 02940-9699.


CUSTODIAN


    The trust, on behalf of the fund, has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street") pursuant to which custodial and fund accounting services, respectively, are provided for the fund. Among other things, State Street calculates the daily net asset value for the fund. Securities may be held by a sub-custodian bank approved by the trustees or their delegate.

    The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.


AUDITORS


    PricewaterhouseCoopers LLP are the independent accountants for the trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The address of PricewaterhouseCoopers LLP is 1177 Avenue of the Americas, New York, New York 10036.


COUNSEL

    Bingham Dana LLP, 150 Federal Street, Boston, MA 02110, serves as counsel for the fund.

                          9.  PORTFOLIO TRANSACTIONS


    The manager trades securities for the fund if it believes that a transaction net of costs (including custodian charges) will help achieve the fund's investment objective. Changes in the fund's investments are made without regard to the length of time a security has been held or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for the fund are made by a portfolio manager who is an employee of the manager and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of the manager in a similar capacity.

    In connection with the selection of brokers or dealers and the placing of fund securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the fund and/or the other accounts over which the manager or its affiliates exercise investment discretion. The manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the manager and its affiliates have with respect to accounts over which they exercise investment discretion. The trustees of the trust periodically review the commissions paid by the fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the fund.

    The management fees that the fund pays to the manager will not be reduced as a consequence of the manager's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the manager, the manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the manager's other clients. Investment decisions for the fund and for the manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment manager, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other funds managed by the manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

    For the fiscal years ended December 31, 1999 and 2000 and for the period from January 1, 2001 to October 31, 2001, the International Equity Portfolio, the investment company the fund previously invested all of its assets in through a master/feeder structure, paid brokerage commissions of $137,501, $241,586 and $107,713, respectively. For the period from November 1, 2001 to December 31, 2001, the fund paid $7,163 in brokerage commissions.


          10.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


    The trust's Declaration of Trust permits the trust to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The trust has reserved the right to create and issue additional series and classes of shares. Each share of each class represents an equal proportionate interest in the fund with each other share of that class. Shares of each series of the trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences between classes of shares of a series). Shareholders of all funds of the trust generally will vote together on all matters except when the trustees determine that any shareholders of particular funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by fund or class.

    The trust may involuntarily redeem shareholder's shares at any time for any reason the trustees of the trust deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply a tax identification number if required to do so, (iii) to protect the tax status of the fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, (v) the failure of a shareholder to pay when due for the purchase of shares and
(vi) to eliminate ownership of shares by a particular shareholder when the trustees determine that the particular shareholder's ownership is not in the best interests of the other shareholders of the fund.

    The holders of shares are required to disclose information on direct or indirect ownership of fund shares as may be required to comply with various laws applicable to the fund, and ownership of fund shares may be disclosed by the fund if so required by law or regulation.

    Each shareholder of the fund is entitled to one vote for each dollar of net asset value (number of shares of the fund owned times net asset value per share) of the fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a trustee. Shareholders in the trust do not have cumulative voting rights. The trust is not required to hold and has no present intention of holding annual meetings of shareholders, but the trust will hold special meetings of the fund's shareholders when in the judgment of the trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Except in limited circumstances, the trustees may, without any shareholder vote, amend or otherwise supplement the trust's Declaration of Trust.

    The trust's Declaration of Trust provides that, at any meeting of shareholders of the trust or of any series of the trust, a service agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such service agent is the agent of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

    The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the trust contains an express disclaimer of shareholder liability for acts or obligations of the trust and provides for indemnification and reimbursement of expenses out of trust property for any shareholder held personally liable for the obligations of the trust. The Declaration of Trust of the trust also provides that the trust may maintain appropriate insurance (e.g., fidelity bonding, and errors and omissions insurance) for the protection of the trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.


    The trust's Declaration of Trust further provides that obligations of the trust are not binding upon the trustees individually but only upon the property of the trust and that the trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


    The trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the fund without first requesting that the trustees bring such suit unless there would be irreparable injury to the fund or if a majority of the trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as trustees or as trustees of funds with the same or an affiliated investment manager or distributor.

    The trust's Declaration of Trust provides that by becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

                               11.  TAX MATTERS


    The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in the fund may have on their own circumstances.


TAXATION OF THE FUND

    FEDERAL TAXES. The fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of fund distributions, and the composition of the fund's portfolio assets. Provided all such requirements are met, no U.S. federal income or excise taxes generally will be required to be paid by the fund. If the fund should fail to qualify as a "regulated investment company" for any year, the fund would incur a regular corporate federal income tax upon its taxable income and fund distributions would generally be taxable as ordinary income to shareholders.


    FOREIGN TAXES. Investment income and gains received by the fund from non-U.S. securities may be subject to non-U.S. taxes. The United States has entered into tax treaties with many other countries that may entitle the fund to a reduced rate of tax or an exemption from tax on such income. The fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the fund's effective rates of non-U.S. tax in advance since the amount of the fund's assets to be invested within various countries is not known.


    If the fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the fund may elect to "pass through" to the fund's shareholders foreign income taxes paid. If the fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the fund as part of the amount distributed to them by the fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amount, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the fund does not qualify or elect to "pass through" to its shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of their foreign taxes paid by the fund.


TAXATION OF SHAREHOLDERS

    TAXATION OF DISTRIBUTIONS. Shareholders of the fund will generally have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

    Any fund distribution will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    DIVIDENDS-RECEIVED DEDUCTION. The portion of the fund's ordinary income dividends attributable to dividends received in respect of equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations subject to U.S. federal income taxes. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.


    WITHHOLDING TAX PAYMENTS FOR NON-U.S. PERSONS. The fund will withhold tax payments at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. Distributions received from the fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.

    BACKUP WITHHOLDING. The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding of federal income tax for failing to report income to the IRS. If a shareholder fails to provide this information, or otherwise violates IRS regulations, the fund may be required to withhold tax at the then applicable rate on certain distributions and redemption proceeds paid to that shareholder. Backup withholding will not, however, be applied to payments that have been subject to withholding.

    DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of the fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A fund shares held for 90 days or less followed by any purchase of shares of the fund or of another Smith Barney mutual fund, including purchases by exchange or by reinvestment, without payment of a sales charge which would otherwise apply because of any sales charge paid on the original purchase of the Class A fund shares.


EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS


    CERTAIN DEBT INVESTMENTS. Any investment by the fund in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. An investment by the fund in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the fund has state or local governments or other tax-exempt organizations as shareholders.

    OPTIONS, ETC. The fund's transactions in forward contracts, short sales "against the box," and options will be subject to special tax rules that may affect the amount, timing and character of fund income and distributions to shareholders. For example, certain positions held by the fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of fund losses, adjustments in the holding periods of fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The fund intends to limit its activities in forward contracts and options to the extent necessary to meet the requirements of Subchapter M of the Code.


    FOREIGN INVESTMENTS. Special tax considerations apply with respect to non-U.S. investments of the fund. Foreign exchange gains and losses realized by the fund will generally be treated as ordinary income and loss. Use of non-U.S. currencies for non-hedging purposes and investment by the fund in certain "passive foreign investment companies" may have to be limited in order to avoid a tax on the fund. The fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each taxable year. This election may cause the fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.

                          12.  FINANCIAL STATEMENTS


    The Statement of Assets and Liabilities at December 31, 2001, Statement of Operations for the year ended December 31, 2001, Statement of Changes in Net Assets for each of the years in the two-year period ended December 31, 2001, Financial Highlights for each of the years in the five-year period ended December 31, 2001, Notes to Financial Statements and Independent Auditors' Report, each of which is included in the Annual Report to Shareholders of the fund, are incorporated by reference into this Statement of Additional Information. These financial statements and notes thereto have been so incorporated in reliance upon the reports of PricewaterhouseCoopers LLP independent accountants, on behalf of the fund.

    A copy of the Annual Report for the fund accompanies this Statement of Additional Information.

SMITH BARNEY INTERNATIONAL LARGE CAP FUND

INVESTMENT MANAGER
Citi Fund Management Inc.
100 First Stamford Place, Stamford, CT 06902


DISTRIBUTOR
Salomon Smith Barney, Inc.
388 Greenwich Street, New York, New York 10013


TRANSFER AGENT
Travelers Bank & Trust, fsb
125 Broad Street, New York, NY 10004


SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699, Providence, RI 02940-9699

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110


AUDITORS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036


LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street, Boston, MA 02110

                                     Part C

               +  a(1)   Amended and Restated Declaration of Trust of the
                         Registrant
               +  b(1)   Amended and Restated By-Laws of the Registrant
                  d      Form of Amended and Restated Management Agreement
                         between the Registrant and Citi Fund Management Inc.
             ***  e      Distribution Agreement between the Registrant and
                         Salomon Smith Barney Inc., as distributor with respect
                         to the shares of each class of each series of the
                         Registrant
               *  g(1)   Custodian Contract between the Registrant and State
                         Street Bank and Trust Company ("State Street"), as
                         custodian
                  g(2)   Form of Letter Agreement adding Smith Barney
                         International Large Cap Fund to the Custodian Contract
                         between the Registrant and State Street
           *****  h(1)   Transfer Agency and Services Agreement between the
                         Registrant, with respect to its series, and Travelers
                         Bank & Trust, fsb, as transfer agent
                  h(2)   Form of Letter Agreement adding Smith Barney
                         International Large Cap Fund to the Transfer Agency and
                         Services Agreement between the Registrant and Travelers
                         Bank & Trust, fsb
               *  h(3)   Accounting Services Agreement between the Registrant
                         and State Street, as fund accounting agent
             ***  h(4)   Sub-Transfer Agency and Services Agreement between the
                         Registrant and PFPC Global Fund Services
                  h(5)   Form of Letter Agreement adding Smith Barney
                         International Large Cap Fund to the Accounting Services
                         Agreement between the Registrant and State Street
                  i      Form of opinion and consent of counsel
                  j      Auditors consent
                  m      Form of Service Plan for Class A, Class B and Class L
                         shares of Smith Barney International Large Cap Fund
              **  o      Multiple Class Plan of the Registrant
   ++, and filed  p(1)   Powers of Attorney for the Registrant
        herewith
    **** and ***  q(1)   Code of Ethics of the Registrant and Citi Fund
                         Management Inc.
            ****  q(2)   Code of Ethics of Salomon Smith Barney Inc.


     * Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on October 24, 1997.
    ** Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on March 1, 1999.
   *** Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on June 16, 2000.
  **** Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on December 29, 2000.
 ***** Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange commission on February 15, 2001.
     + Incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A (File No. 2-95019) as filed with the Securities and Exchange Commission on October 15, 2001.
    ++ Incorporated herein by reference to Post-Effective Amendment No. 42 to the Registrant's Registration Statement on Form N-1A (File No. 2-95019) as filed with the Securities and Exchange Commission on December 13, 2001.


               Item 25. Indemnification

         Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, incorporated by reference herein; (b) Section 6 of the Distribution Agreement between the Registrant and Salomon Smith Barney Inc., incorporated by reference herein; and (d) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.

         The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

               Item 26. Business and Other Connections of Investment Adviser.

         Manager - Citi Fund Management Inc. ("Citi Fund Management"). Citi Fund Management was incorporated in January, 2001 under the laws of the State of Delaware. Citi Fund Management is a wholly owned subsidiary of Smith Barney Fund Management LLC, which in turn is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly owned subsidiary of Citigroup Inc.

         Citi Fund Management is registered as an investment adviser under the Investment Advisers Act of 1940. The list required by this Item 26 of officers and directors of Citi Fund Management together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Part One of Form ADV filed by Citi Fund Management pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-60004).

               Item 27. Principal Underwriters.

         (a) Salomon Smith Barney Inc., the Registrant's distributor, is the distributor for Citi Cash Reserves, Citi U.S. Treasury Reserves, Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, Citi Premium Liquid Reserves, Citi Premium U.S. Treasury Reserves, Citi Institutional Liquid Reserves, Citi Institutional U.S. Treasury Reserves, Citi Institutional Tax Free Reserves, and Citi Institutional Cash Reserves. Salomon Smith Barney Inc. is the placement agent for Institutional Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Cash Reserves Portfolio.

         Salomon Smith Barney Inc. is also the distributor for the following funds: Salomon Brothers New York Tax Free Income Fund, Salomon Brothers National Tax Free Income Fund, Salomon Brothers California Tax Free Income Fund, Salomon Brothers Mid Cap Fund, Smith Barney Diversified Large Cap Growth Fund, Smith Barney Small Cap Growth Opportunities Fund, Smith Barney Capital Preservation Fund, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Municipal Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, The Italy Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Managed Municipals Portfolio II Inc., Municipal High Income Fund Inc., Travelers Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund, Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., SSB Citi Funds, Inc. - The Humane Equity Fund Inc., Salomon Brothers Opportunity Fund, Salomon Brothers 2008 Worldwide Income Fund, Salomon Brothers High Income Fund, Salomon Brothers High Income Fund II, The Emerging Markets Income Fund Inc., The Emerging Markets Income Fund II Inc., The Emerging Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc., Municipal Partners Fund II Inc., Greenwich Street Series Fund, Smith Barney Small Cap Growth Opportunities Portfolio, Smith Barney Adjustable Rate Government Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Telecommunications Trust, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

            (b) The information required by this Item 27 with respect to each director, officer and partner of Salomon Smith Barney Inc. is incorporated by reference to Schedule A of Form BD filed by Salomon Smith Barney Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 812-8510).

         (c) Not applicable.

               Item 28. Location of Accounts and Records.

         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:


    NAME                                             ADDRESS

    Salomon Smith Barney Inc.                        388 Greenwich Street
    (distributor)                                    New York, NY 10013

    State Street Bank and Trust Company              1776 Heritage Drive
    (custodian and fund accounting agent)            North Quincy, MA 02171

    Travelers Bank & Trust, fsb                      125 Broad Street
    (transfer agent)                                 New York, NY 10004

    Citi Fund Management Inc.                        100 First Stamford Place
    (manager)                                        Stamford, CT 06902

    PFPC Global Fund Services                        P.O. Box 9699
    (sub-transfer agent)                             Providence, RI 02940


               Item 29. Management Services.

                   Not applicable.

               Item 30. Undertakings.

                   Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on this 30th day of April, 2002.

                                      SMITH BARNEY TRUST II, on behalf of its
                                      series Smith Barney International Large
                                      Cap Fund

                                      By: /s/ Thomas C. Mandia
                                              ---------------------------------
                                              Thomas C. Mandia
                                              Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated below on April 30, 2002.

                  Signature                                   Title
                  ---------                                   -----

                                               President, Principal Executive
     R. Jay Gerken*                            Officer and Trustee
--------------------------------------
     R. Jay Gerken

                                               Principal Financial Officer and
     Lewis E. Daidone *                        Treasurer
--------------------------------------
     Lewis E. Daidone

     Heath B. McLendon*                        Trustee
--------------------------------------
     Heath B. McLendon

     Elliott J. Berv*                          Trustee
--------------------------------------
     Elliott J. Berv

     Donald M. Carlton*                        Trustee
--------------------------------------
     Donald M. Carlton

     A. Benton Cocanougher*                    Trustee
--------------------------------------
     A. Benton Cocanougher

     Mark T. Finn*                             Trustee
--------------------------------------
     Mark T. Finn

     Riley C. Gilley*                          Trustee
--------------------------------------
     Riley C. Gilley

     Stephen Randolph Gross*                   Trustee
--------------------------------------
     Stephen Randolph Gross

     Diana R. Harrington*                      Trustee
--------------------------------------
     Diana R. Harrington

     Susan B. Kerley*                          Trustee
--------------------------------------
     Susan B. Kerley

     Alan G. Merten*                           Trustee
--------------------------------------
     Alan G. Merten

     C. Oscar Morong, Jr.*                     Trustee
--------------------------------------
     C. Oscar Morong, Jr.

     R. Richardson Pettit*                     Trustee
--------------------------------------
     R. Richardson Pettit

     Walter E. Robb, III*                      Trustee
--------------------------------------
     Walter E. Robb, III

     E. Kirby Warren*                          Trustee
--------------------------------------
     E. Kirby Warren

*By: /s/ Thomas C. Mandia
    ----------------------------------
       Thomas C. Mandia
       Executed by Thomas C. Mandia
       on behalf of those indicated
       pursuant to Powers of Attorney.

                                  EXHIBIT INDEX

    Exhibit No.    Description

         d Form of Amended and Restated Management Agreement between the Registrant and Citi Fund Management Inc.

         g(2) Form of Letter Agreement adding Smith Barney International Large Cap Fund to the Custodian Contract between the Registrant and State Street

         h(2) Form of Letter Agreement adding Smith Barney International Large Cap Fund to the Transfer Agency and Services Agreement between the Registrant and Travelers Bank & Trust, fsb

         h(5) Form of Letter Agreement adding Smith Barney International Large Cap Fund to the Accounting Services Agreement between the Registrant and State Street

         i         Form of opinion and consent of counsel

         j         Auditors consent

         m Form of Service Plan for Class A, Class B and Class L shares of Smith Barney International Large Cap Fund

         p(1)      Powers of Attorney for the Registrant